                                                                    Exhibit 4(a)

                                                                  EXECUTION COPY


""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""



                               INSILCO CORPORATION

                                    AS ISSUER

                                       to

                                 STAR BANK, N.A.

                                   AS TRUSTEE

                                ----------------

                                    Indenture

                          Dated as of November 9, 1998
                                ----------------

                                  $150,000,000

                     12% SENIOR SUBORDINATED NOTES DUE 2007



""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""""


                                TABLE OF CONTENTS

                                                                                                PAGE

         RECITALS OF THE COMPANY...................................................................1

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

   SECTION 1.01 DEFINITIONS........................................................................2
       Act.........................................................................................3
       Affiliate...................................................................................3
       Agent Member................................................................................3
       Applicable Procedures.......................................................................3
       Asset Disposition...........................................................................3
       Authenticating Agent........................................................................3
       Base Interest...............................................................................3
       Board of Directors..........................................................................4
       Board Resolution............................................................................4
       Business Day................................................................................4
       Capital Lease Obligation....................................................................4
       Capital Stock...............................................................................4
       Change of Control...........................................................................4
       Claim.......................................................................................4
       Commission..................................................................................4
       Common Stock................................................................................4
       Company.....................................................................................5
       Company Order...............................................................................5
       Company Request.............................................................................5
       Consolidated EBITDA.........................................................................5
       Consolidated EBITDA Coverage Ratio..........................................................5
       Consolidated Income Tax Expense.............................................................6
       Consolidated Interest Expense...............................................................6
       Consolidated Net Income.....................................................................6
       Consolidated Net Worth......................................................................6
       Consolidated Subsidiaries...................................................................6
       Corporate Trust Office......................................................................7
       Corporation.................................................................................7
       Debt........................................................................................7
       Defaulted Interest..........................................................................8
       Defeasance..................................................................................8
       Depositary..................................................................................8
       Designated Senior Debt......................................................................8



---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                PAGE
        DTC.........................................................................................8
        Event of Default............................................................................8
        Excepted Disposition........................................................................8
        Exchange Act................................................................................8
        Exchange Notes..............................................................................9
        Exchange Offer..............................................................................9
        Exchange Registration Statement.............................................................9
        Expiration Date.............................................................................9
        Global Note.................................................................................9
        Guarantee...................................................................................9
        Holders.....................................................................................9
        Incur.......................................................................................9
        Indenture..................................................................................10
        Initial Purchaser..........................................................................10
        Insolvency Proceeding......................................................................10
        Interest Payment Date......................................................................10
        Interest Rate, Currency or Commodity Price Agreement.......................................10
        Investment.................................................................................10
        Lien ......................................................................................10
        Liquidated Damages.........................................................................11
        Maturity...................................................................................11
        Net Available Proceeds.....................................................................11
        Notice of Default..........................................................................11
        Obligations................................................................................12
        Offer Document.............................................................................12
        Offer Expiration Date......................................................................12
        Offer to Purchase..........................................................................12
        Officers" Certificate......................................................................14
        Old Credit Facility........................................................................14
        Opinion of Counsel.........................................................................14
        Original Notes.............................................................................14
        Outstanding................................................................................14
        Paying Agent...............................................................................15
        payment in full............................................................................15
        Permitted Interest Rate, Currency or Commodity Price Agreement.............................15
        Permitted Investment.......................................................................15
        Person.....................................................................................16
        Plan or Reorganization.....................................................................16
        Post-Petition Interest.....................................................................16
        Predecessor Note...........................................................................16
        Preferred Stock............................................................................16
        Public Offering............................................................................17

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                PAGE
        Purchase Agreement.........................................................................17
        Purchase Amount............................................................................17
        Purchase Date..............................................................................17
        Purchase Price.............................................................................17
        Receivables................................................................................17
        Receivables Sale...........................................................................17
        Redeemable Interest........................................................................17
        Redemption Date............................................................................17
        Redemption Price...........................................................................17
        Registered Notes...........................................................................17
        Registration Rights Agreement..............................................................17
        Regular Record Date........................................................................18
        Reinvested Amounts.........................................................................18
        Related Person.............................................................................18
        Required Filing Dates......................................................................18
        Restricted Global Note.....................................................................18
        Restricted Payment.........................................................................18
        Restricted Securities......................................................................18
        Restricted Securities Certificate..........................................................18
        Restricted Securities Legend...............................................................18
        Restricted Subsidiary......................................................................18
        Rule 144A..................................................................................19
        Rule 144A Notes............................................................................19
        Notes......................................................................................19
        Securities Act.............................................................................19
        Securities Act Legend......................................................................19
        Note Register..............................................................................19
        Note Registrar.............................................................................19
        Senior Debt................................................................................19
        Shares.....................................................................................19
        Shelf Registration Statement...............................................................20
        Special Record Date........................................................................20
        Stated Maturity............................................................................20
        Subordinated Debt..........................................................................20
        Subordinated Obligations...................................................................20
        Subordinated Securities....................................................................21
        Subsidiary.................................................................................21
        Successor Company..........................................................................21
        Successor Note.............................................................................21
        Tender Offer...............................................................................21
        Trust Indenture Act........................................................................21
        Trustee....................................................................................22

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                PAGE
        Unpermitted Debt...........................................................................22
        Unrestricted Notes Certificate.............................................................22
        Unrestricted Subsidiary....................................................................22
        U.S. Person................................................................................22
        Vice President.............................................................................23
        Voting Stock...............................................................................23
        Water Street...............................................................................23
        Wholly Owned Restricted Subsidiary.........................................................23

    SECTION 1.02 Compliance Certificates and Opinions..............................................23
    SECTION 1.03 Form of Documents Delivered to Trustee............................................24
    SECTION 1.04 Acts of Holders; Record Dates.....................................................24
    SECTION 1.05 Notices, Etc., to Trustee and the Company.........................................26
    SECTION 1.06 Notice to Holders; Waiver.........................................................27
    SECTION 1.07 Conflict with Trust Indenture Act.................................................27
    SECTION 1.08 Effect of Headings and Table of Contents..........................................27
    SECTION 1.09 Successors and Assigns............................................................27
    SECTION 1.10 Separability Clause...............................................................28
    SECTION 1.11 Benefits of Indenture.............................................................28
    SECTION 1.12 Governing Law.....................................................................28
    SECTION 1.13 Legal Holidays....................................................................28

                                   ARTICLE TWO

                                   Note Forms

    SECTION 2.01 Forms Generally; Initial Forms of Rule 144A Notes.................................28
    SECTION 2.02 Form of Face of Note..............................................................29
    SECTION 2.03 Form of Reverse of Note...........................................................34
    SECTION 2.04 Form of Trustee"s Certificate of Authentication...................................37

                                  ARTICLE THREE

                                   The Notes

    SECTION 3.01 Title and Terms...................................................................38
    SECTION 3.02 Denominations.....................................................................39
    SECTION 3.03 Execution, "Authentication" Delivery and Dating...................................39
    SECTION 3.04 Temporary Notes...................................................................40
    SECTION 3.05 Global Notes......................................................................41

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                PAGE

    SECTION 3.06 Registration, Registration of Transfer and Exchange
                 Generally; Restrictions on Transfer and Exchange; Securities
                 Act Legends.......................................................................42
    SECTION 3.07 Mutilated, Destroyed, Lost and Stolen Notes.......................................44
    SECTION 3.08 Payment of Interest; Interest Rights Preserved....................................45
    SECTION 3.09 Persons Deemed Owners.............................................................46
    SECTION 3.10 Cancellation......................................................................46
    SECTION 3.11 Computation of Interest...........................................................46
    SECTION 3.12 CUSIP Numbers.....................................................................46

                                  ARTICLE FOUR
                           Satisfaction and Discharge

    SECTION 4.01 Satisfaction and Discharge of Indenture...........................................47
    SECTION 4.02 Application of Trust Money........................................................48

                                  ARTICLE FIVE
                                    Remedies

    SECTION 5.01 Events of Default.................................................................48
    SECTION 5.02 Acceleration of Maturity; Rescission and Annulment................................50
    SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by
                 Trustee...........................................................................51
    SECTION 5.04 Trustee May File Proofs of Claim..................................................51
    SECTION 5.05 Trustee May Enforce Claims Without Possession of Notes............................52
    SECTION 5.06 Application of Money Collected....................................................52
    SECTION 5.07 Limitation on Suits...............................................................52
    SECTION 5.08 Unconditional Right of Holders to Receive Principal, Premium
                 and Interest......................................................................53
    SECTION 5.09 Restoration of Rights and Remedies................................................53
    SECTION 5.10 Rights and Remedies Cumulative....................................................54
    SECTION 5.11 Delay or Omission Not Waiver......................................................54
    SECTION 5.12 Control by Holders................................................................54
    SECTION 5.13 Waiver of Past Defaults...........................................................54
    SECTION 5.14 Undertaking for Costs.............................................................55
    SECTION 5.15 Waiver of Stay, Usury or Extension Laws...........................................55

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                   ARTICLE SIX
                                  The Trustee

                                                                                                PAGE
    SECTION 6.01 Certain Duties and Responsibilities...............................................55
    SECTION 6.02 Notice of Defaults................................................................56
    SECTION 6.03 Certain Rights of Trustee.........................................................56
    SECTION 6.04 Not Responsible for Recitals or Issuance of Notes.................................57
    SECTION 6.05 May Hold Notes....................................................................57
    SECTION 6.06 Money Held in Trust...............................................................57
    SECTION 6.07 Compensation and Reimbursement....................................................57
    SECTION 6.08 Disqualification; Conflicting Interests...........................................58
    SECTION 6.09 Corporate Trustee Required; Eligibility...........................................58
    SECTION 6.10 Resignation and Removal; Appointment of Successor.................................58
    SECTION 6.11 Acceptance of Appointment by Successor............................................60
    SECTION 6.12 Merger Conversion, Consolidation or Succession to Business........................60
    SECTION 6.13 Preferential Collection of Claims Against Company.................................60
    SECTION 6.14 Appointment of Authenticating Agent...............................................60
    SECTION 6.15 Trustee"s Application for Instructions from the Company...........................62

                                  ARTICLE SEVEN
          Holders Lists and Reports by Trustee, Company and Guarantors

    SECTION 7.01 Company to Furnish Trustee Names and Addresses of Holders.........................62
    SECTION 7.02 Preservation of Information; Communications to Holders............................63
    SECTION 7.03 Reports by Trustee................................................................63
    SECTION 7.04 Reports by the Company and Guarantors.............................................63

                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

    SECTION 8.01 Mergers, Consolidations and Certain Transfers, Leases and
                 Acquisitions of Assets............................................................64
    SECTION 8.02 Successor Substituted.............................................................65


---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                  ARTICLE NINE
                            Supplemental Indentures
                                                                                                PAGE

    SECTION 9.01 Supplemental Indentures Without Consent of Holders................................65
    SECTION 9.02 Supplemental Indentures with Consent of Holders...................................66
    SECTION 9.03 Execution of Supplemental Indentures..............................................67
    SECTION 9.04 Effect of Supplemental Indentures.................................................68
    SECTION 9.05 Conformity with Trust Indenture Act...............................................68
    SECTION 9.06 Reference in Notes to Supplemental Indentures.....................................68
    SECTION 9.07 Changes Adverse to Holders of Senior Debt.........................................68

                                   ARTICLE TEN
                                   Covenants

    SECTION 10.01 Payment of Principals Premium and Interest........................................68
    SECTION 10.02 Maintenance of Office or Agency...................................................68
    SECTION 10.03 Money for Note Payments to Be Held in Trust.......................................69
    SECTION 10.04 Existence.........................................................................70
    SECTION 10.05 Maintenance of Properties.........................................................70
    SECTION 10.06 Payment of Taxes and Other Claims.................................................70
    SECTION 10.07 Maintenance of Insurance..........................................................71
    SECTION 10.08 Limitation on Consolidated Debt...................................................71
    SECTION 10.09 Limitation on Debt and Preferred Stock of Subsidiaries............................73
    SECTION 10.10 Limitation on Layered Debt........................................................74
    SECTION 10.11 Limitation on Issuance of Guarantees of Subordinated Debt.........................74
    SECTION 10.12 Limitation on Restricted Payments.................................................74
    SECTION 10.13 Limitation on Dividend and Other Payment Restrictions
                  Affecting Subsidiaries............................................................76
    SECTION 10.14 Limitation on Liens...............................................................77
    SECTION 10.15 Limitation on Ownership of Capital Stock of Subsidiaries..........................78
    SECTION 10.16 Limitation on Transactions with Affiliates and Related
                  Persons...........................................................................78
    SECTION 10.17 Limitation on Certain Asset Dispositions..........................................79
    SECTION 10.18 Change of Control.................................................................81
    SECTION 10.19 Provision of Financial Information................................................82


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part of the Indenture.

                                                                                                PAGE
    SECTION 10.20 Unrestricted Subsidiaries.........................................................83
    SECTION 10.21 Note Guarantees...................................................................85
    SECTION 10.22 Statement by Officers as to Default; Compliance Certificates......................85
    SECTION 10.23 Waiver of Certain Covenants.......................................................86

                                 ARTICLE ELEVEN
                              Redemption of Notes

    SECTION 11.01 Redemption at the Election of the Company.........................................86
    SECTION 11.02 Applicability of Article..........................................................86
    SECTION 11.03 Election to Redeem; Notice to Trustee.............................................86
    SECTION 11.04 Selection by Trustee of Notes to Be Redeemed......................................87
    SECTION 11.05 Notice of Redemption..............................................................87
    SECTION 11.06 Deposit of Redemption Price.......................................................88
    SECTION 11.07 Notes Payable on Redemption Date..................................................88
    SECTION 11.08 Notes Redeemed in Part............................................................88
    SECTION 11.09 Special Redemption................................................................88

                                 ARTICLE TWELVE
                       Defeasance and Covenant Defeasance

    SECTION 12.01 Company"s Option to Effect Defeasance or Covenant Defeasance......................89
    SECTION 12.02 Defeasance and Discharge..........................................................89
    SECTION 12.03 Covenant Defeasance...............................................................90
    SECTION 12.04 Conditions to Defeasance or Covenant Defeasance...................................90
    SECTION 12.05 Deposited Money and U.S. Government Obligations to Be Held
                  in Trust: Other Miscellaneous Provisions..........................................92
    SECTION 12.06 Reinstatement.....................................................................92

                                ARTICLE THIRTEEN
                             Subordination of Notes

    SECTION 13.01 Notes Subordinate to Senior Debt..................................................93
    SECTION 13.02 Payment Over of Proceeds Upon Dissolution, Etc. ..................................93
    SECTION 13.03 No Payment When Senior Debt in Default............................................94
    SECTION 13.04 Certain Payments Permitted........................................................95

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                PAGE
    SECTION 13.05 Subrogation to Rights of Holders of Senior Debt...................................95
    SECTION 13.06 Provisions Solely to Define Relative Rights.......................................96
    SECTION 13.07 Trustee to Effectuate Subordination...............................................96
    SECTION 13.08 No Waiver of Subordination Provisions.............................................96
    SECTION 13.09 Notice to Trustee.................................................................97
    SECTION 13.10 Reliance on Judicial Order or Certificate of Liquidation
                  Agent.............................................................................98
    SECTION 13.11 Trustee Not Fiduciary for Holders of Senior Debt..................................98
    SECTION 13.12 Rights of Trustee as Holder of Senior Debt; Preservation of
                  Trustee"s Rights..................................................................99
    SECTION 13.13 Article Applicable to Paying Agents...............................................99
    SECTION 13.14 Defeasance of this Article Thirteen...............................................99

                                ARTICLE FOURTEEN
                                Note Guarantees

    SECTION 14.01 Guarantee.........................................................................99
    SECTION 14.02 Subordination of Note Guarantee..................................................100
    SECTION 14.03 Limitation on Guarantor Liability................................................101
    SECTION 14.04 Execution and Delivery of Note Guarantee.........................................101
    SECTION 14.05 Guarantors May Consolidate, etc., on Certain Terms...............................101
    SECTION 14.06 Releases Following Sale of Assets................................................102

                                 ARTICLE FIFTEEN
                 Jurisdiction and Consent to Service of Process

    SECTION 15.01 Jurisdiction and Consent to Service of Process...................................103

         ANNEX A  --  Form of Unrestricted Notes Certificate

---------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                               INSILCO CORPORATION

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

------------------------------------------------------------------------------------------------------------------
         Trust Indenture                                                                       Indenture
           Act Section                                                                         Section

         Section 310(a)(1)     ......................................................          6.09
                  (a)(2)       ......................................................          6.09
                  (a)(3)       ......................................................          Not Applicable
                  (a)(4)       ......................................................          Not Applicable
                  (b)          ......................................................          6.08
                                                                                               6.10
         Section 311(a)        ......................................................          6.13
                  (b)          ......................................................          6.13
         Section 312(a)        ......................................................          7.01
                                                                                               7.02(a)
                 (b)           ......................................................          7.02(b)
                 (c)           ......................................................          7.03(a)
         Section 313(a)        ......................................................          7.03(a)
                  (a)(4)       ......................................................          1.01
                                                                                               10.04
                  (b)          ......................................................          7.03(a)
                  (c)          ......................................................          7.03(a)
                  (d)          ......................................................          7.03(b)
         Section 314(a)        ......................................................          7.04
                  (b)          ......................................................          Not Applicable
                  (c)(1)       ......................................................          1.02
                  (c)(2)       ......................................................          1.02
                  (c)(3)       ......................................................          Not Applicable
                  (d)          ......................................................          Not Applicable
                  (e)          ......................................................          1.02
         Section 315(a)        ......................................................          6.01
                  (b)          ......................................................          6.02
                  (c)          ......................................................          6.01
                  (d)          ......................................................          6.01
                  (e)          ......................................................          5.14
         Section 316(a)        ......................................................          1.01
                  (a)(1)(A)    ......................................................          5.02
                                                                                               5.12
                  (a)(1)(B)    ......................................................          5.13
                  (a)(2)       ......................................................          Not Applicable
                  (b)          ......................................................          5.08
                  (c)          ......................................................          1.04
         Section 317(a)(1)     ......................................................          5.03

                  (a)(2)       ......................................................          5.04
                  (b)          ......................................................          10.03
         Section  318(a)       ......................................................          1.07

         ------------
         Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of November 9, 1998, among INSILCO CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company " ), having its principal office at 425 Metro Place N., Fifth Floor, Box 7196, Dublin, Ohio 43017, and STAR BANK, N.A, an Ohio corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of (i) initially, $120,000,000 aggregate principal amount of its senior subordinated notes designated as its 12% Senior Subordinated Notes due 2007 (including any Exchange Notes issued in respect thereof, the "Initial Notes") and (ii), if and when issued, up to an aggregate principal amount of $30,000,000 additional 12% Subordinated Notes due 2007, of substantially the tenor hereinafter set forth, which may be offered hereafter (including any Exchange Notes issued in respect thereof, the "Additional Notes"), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Initial Notes and the Additional Notes are referred to herein as the "Notes". All Notes shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto. The Notes may consist of either or both of Original Notes or Exchange Notes, each as defined herein. The Original Notes and the Exchange Notes shall rank pari passu with one another.

                  All things necessary (i) to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and (ii) to make this Indenture a valid agreement of the Company, all in accordance with their respective terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 1.1       DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) all references in this Indenture and the Notes to interest in respect of any Note shall be deemed to include all interest payable with respect to any Non-Guarantee Period, if any, and all Liquidated Damages, if any, in respect of such Note, unless the context otherwise requires, and express mention of the payment of Liquidated Damages in any provision hereof or thereof shall not be construed as excluding reference to Liquidated Damages in those provisions hereof or thereof where such express mention is not made; all references in this Indenture and the Notes to principal in respect of any Note shall be deemed to include any Redemption Price or Purchase Price payable in respect of such Note pursuant to any redemption or Offer to Purchase hereunder (and all such references to the Stated Maturity of the principal in respect of any Note shall be deemed to include the Redemption Date with respect to any such Redemption Price and the Purchase Date with respect to any such Purchase Price), and express mention of the payment of any Redemption Price or Purchase Price in any provision hereof or thereof shall not be construed as excluding reference to any Redemption Price or Purchase Price in those provisions hereof or thereof where such express reference is not made;

                  (5) unless the context otherwise requires, any reference to "Article", "Section" or "Annex" refers to an Article or Section of or Annex to this Indenture;

                  (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (7) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Notes" means additional Notes (other than the Initial Notes) issued under this Indenture in accordance with Sections 3.01 and
9.01 hereof.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

                  "Asset Disposition" means, with respect to the Company or any Restricted Subsidiary, any transfer, conveyance, sale, lease or other disposition by the Company or such Restricted Subsidiary (including a consolidation or merger or other sale of such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary) of (i) shares of Capital Stock (other than directors" qualifying shares) or other ownership interests of any Restricted Subsidiary, (ii) substantially all of the assets of the Company or such Restricted Subsidiary representing a division or line of business or (iii) other assets or rights of the Company or any Restricted Subsidiary outside of the ordinary course of business, but excluding, in each case of Clauses (i), (ii) and (iii), (a) any disposition in the ordinary course of business of obsolete equipment or other property used in the business of the Company or any Restricted Subsidiary that is no longer used or useful in such business, (b) any disposition by the Company or any Restricted Subsidiary to the Company or any Wholly Owned Restricted Subsidiary, (c) required payments with respect to any Debt permitted to be Incurred pursuant to Section 10.08, (d) any disposition that is permitted pursuant to Section 10.12, and (e) the disposition of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis permitted pursuant to Section 8.01.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Notes.

                  "Base Interest" means the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to any Liquidated Damages.

                  "Board of Directors" means, with respect to the Company, the board of directors of the Company or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company.

                  "Board Resolution" of the Company means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

                  "Change of Control" has the meaning specified in Section 1018(c).

                  "Claim" means any and all rights to payment under or in respect of any of the Notes or this Indenture, all rights, remedies, demands, causes of action and claims of every type and description at any time held or asserted by, or arising in favor of, any holder of a Note against the Company or any of its Subsidiaries or Affiliates or any of their assets, in each case on account of any breach of any promise, obligation, agreement, indemnity, representation, warranty or covenant in a Note or the Indenture or the performance or nonperformance or payment or nonpayment thereof.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Order" or "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated EBITDA" of any Person means for any period, on a consolidated basis for such Person and its Consolidated Subsidiaries, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense (but excluding any interest capitalized in accordance with generally accepted accounting principles), (iii) Consolidated Income Tax Expense, (iv) depreciation and amortization expense, (v) other non-cash charges and (vi) other non-operating expenses that have been deducted in the determination of Consolidated Net Income; PROVIDED, HOWEVER, that for each such Consolidated Subsidiary the items (i) through (vi) shall be included in such sum only (x) to the extent and in the same proportion that the Consolidated Net Income of such Consolidated Subsidiary was included in calculating the Consolidated Net Income of such Person and (y) only to the extent that the amount specified in Clause (x) is not restricted from the payment of dividends or the making of distributions to such Person during such period.

                  "Consolidated EBITDA Coverage Ratio" of any Person means for any period the ratio of (i) Consolidated EBITDA of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period, plus (B) the annual interest expense (including the amortization of debt discount but excluding the fees and expenses incurred in connection with the amortization of the Old Credit Facility) with respect to any Debt Incurred or proposed to be Incurred by such Person or its Consolidated Subsidiaries since the beginning of such period to the extent not included within Clause (ii)(A), minus (C) Consolidated Interest Expense of such Person with respect to any Debt that is no longer outstanding or that will no longer be outstanding as a result of the transaction with respect to which the Consolidated EBITDA Coverage Ratio is being calculated, to the extent included within Clause (ii)(A); provided, however, that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and provided, further, that, in the event such Person or any of its Consolidated Subsidiaries has made acquisitions or dispositions of assets not in the ordinary course of business (including by merger, consolidation or purchase of Capital Stock) during or after such period, the computation of the Consolidated EBITDA Coverage Ratio (and for the purpose of such computation, the calculation of Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated EBITDA) shall be made on a pro forma basis as if the acquisitions or dispositions had taken place on the first day of such period.

                  "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles.

                  "Consolidated Interest Expense" of any Person means for any period, on a consolidated basis for such Person and its Consolidated Subsidiaries, all of the following determined in accordance with generally accepted accounting principles: (i) the consolidated interest expense included in a consolidated income statement (net of interest income), (ii) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles;
(iii) the amortization of Debt discounts (but excluding the amortization of fees and expenses Incurred in connection with the amortization of the Old Credit Facility and the amount of financing costs and expenses that are capitalized and amortized); (iv) to the extent not included in total interest expense, any net payments made or received during such period under interest rate or currency swaps, hedges or exchanges or similar derivative agreements, including any amortized portion of such payments and (v) any interest capitalized in accordance with generally accepted accounting principles.

                  "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (i) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction (subject to the final proviso of the definition of Consolidated EBITDA Coverage Ratio when Consolidated Net Income is being computed for purposes of calculating the Consolidated EBITDA Coverage Ratio),
(ii) the net income (but not net loss) of any Consolidated Subsidiary of such Person to the extent restricted from the payment of dividends or the making of distributions to such Person during such period, (iii) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (iv) extraordinary gains and losses (and any unusual gains and losses arising outside the ordinary course of business not included in extraordinary gains and losses), (v) net gains and losses in respect of dispositions of assets other than in the ordinary course of business and (vi) the tax effect of any of the items described in Clauses (i) through (v) above.

                  "Consolidated Net Worth" of any Person at any date means the consolidated stockholders" equity of such Person and its Consolidated Subsidiaries at such date, as determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Interests of such Person; provided, however, that, with respect to the Company and its Restricted Subsidiaries, adjustments following the date of the Indenture to the accounting books and records of the Company and its Restricted Subsidiaries in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

                  "Consolidated Subsidiaries" of any Person means all other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles; provided, however, that, for any particular period during which any Subsidiary of the Company was an Unrestricted Subsidiary, "Consolidated Subsidiaries" will exclude such Subsidiary for such period (or portion thereof) during which it was an Unrestricted Subsidiary.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (a) was a member of such Board of Directors on the date of the Indenture or (b) was nominated for election or elected to such Board of Directors with the approval of, or whose election to the Board of Directors was ratified by, at least a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

                  "Corporate Trust Office" means the office of the Trustee maintained in Cincinnati, Ohio, at which at any particular time its principal corporate trust business shall be administered, which as of the date hereof, is located at 425 Walnut Street, Cincinnati, Ohio 45201-1118.

                  "Corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Credit Facility" means, collectively, the Credit Agreement dated as of July 3, 1997 among the Company, certain of its Subsidiaries, the financial institutions from time to time party thereto as Lenders and Issuing Banks, The First National Bank of Chicago and Goldman Sachs Credit Partners L.P., as syndication agents, and Citicorp USA, Inc., in its separate capacity as collateral and administrative agent for the Lenders and Issuing Banks, and the Loan Documents (as defined therein) (or other analogous documents entered into in connection with any refinancing thereof), in each case as the same may from time to time be amended, renewed, restated, supplemented or otherwise modified at the option of the parties thereto; and any other agreement pursuant to which any of the Debt, commitments, Obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing under the Credit Facility may be refinanced, restructured, renewed, extended, refunded or increased, as any such other agreement may from time to time at the option of the parties thereto be amended, renewed, restated, supplemented, or otherwise modified.

                  "CVC" means 399 Venture Partners, Inc. and its Affiliates.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person,
(i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including payment obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person,
(vi) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination, (vii) the market value of any indebtedness, obligation or other liability of such Person in respect of any interest rate or currency swap, hedge or exchange or similar derivative agreement with any counterparty thereto, net of indebtedness, obligations or other liabilities owed to such Person by such counterparty and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise, but excluding from Debt (a) any indebtedness, obligations or other liabilities subject to the Plan of Reorganization and (b) any indebtedness or other liabilities Incurred in connection with obligations Incurred to pay premiums for corporate owned life insurance policies purchased by the Company in an aggregate amount not to exceed the aggregate cash value of such policies.

                  "Defaulted Interest" has the meaning specified in Section
3.08.

                  "Defeasance" has the meaning specified in Section 12.02.

                  "Depositary" means, with respect to any Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

                  "Designated Senior Debt" means (i) all Obligations in respect of the Credit Facility and (ii) all Obligations in respect of any other Senior Debt of the Company in each case in an outstanding principal amount not less than $10 million.

                  "DLJMB" means DLJ Merchant Banking Partners II, L.P. and its Affiliates.

                  "Domestic Subsidiary" means a Subsidiary that is organized under the laws of the United States or any state, district or territory thereof.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Excepted Disposition" means a transfer, conveyance, sale, lease or other disposition by the Company or any Restricted Subsidiary of (i) the Capital Stock or any or all of the assets of Taylor Publishing Company, (ii) certain assets of a Restricted Subsidiary that may be required to be divested, in an amount not to exceed $8 million, in connection with an action by the Federal Trade Commission relating to the acquisition by the Company of certain assets of Helima-Helvetion International, Inc. or (iii) any other asset of the Company or any Restricted Subsidiary for which the Company or any Restricted Subsidiary receives a mortgage or a purchase money security interest the principal amount of which at any time outstanding does not exceed $8 million or, taken together with all other mortgages and purchase money security interests in respect of any other such assets, the aggregate principal amount of which at any time outstanding does not exceed $15 million.

                  "Exchange Act" means the Securities Exchange Act of 1934 (or any successor statute), as it may be amended from time to time.

                  "Exchange Notes" means the Notes issued pursuant to the Exchange Offer and their Successor Notes.

                  "Exchange Offer" means an offer made by the Company pursuant to the Registration Rights Agreement under an effective registration statement under the Securities Act to exchange securities substantially identical to Outstanding Notes (except for the differences provided for herein) for Outstanding Notes.

                  "Exchange Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Notes for distribution pursuant to the Exchange Offer.

                  "Expiration Date" has the meaning specified in Section 104.

                  "Global Note" means a Note that is registered in the Note Register in the name of a Depositary or a nominee thereof.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt, or dividends or distributions on any equity security, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed," "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Guarantors" means (i) each of the Domestic Subsidiaries of the Company that is a Wholly Owned Restricted Subsidiary on the date of the Indenture and that executes a supplemental indenture to provide a Note Guarantee in accordance with the provisions of this Indenture and (ii) any other Subsidiary of the Company that executes a supplemental indenture to provide a Note Guarantee in accordance with the provisions of this Indenture, and in each case, which has not been released as a Guarantor pursuant to the provisions of
Section 14.06.

                  "Holders" means a Person in whose name a Note is registered in the Note Register.

                  "Holdings" means Insilco Holding Co., a Delaware corporation.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Initial Notes" has the meaning specified in the recitals to this Indenture.

                  "Initial Purchaser" means Donaldson, Lufkin & Jenrette Securities Corporation, as initial purchaser of the Initial Notes from the Company pursuant to the Purchase Agreement, or any initial purchaser of Additional Notes under a Purchase Agreement.

                  "Insolvency Proceeding" has the meaning specified in Section 1302.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

                  "Interest Rate, Currency or Commodity Price Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates, currency exchange rates or commodity prices or indices (excluding contracts for the purchase or sale of goods in the ordinary course of business).

                  "Investment" by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Capital Stock, bond, note, debenture or other debt or equity security or evidence of Debt, or any other ownership interest, issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guarantee of any obligation of or for the account of such other Person or (iv) any other investment of cash or other property by such Person in or for the account of such other Person.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Liquidated Damages" means all liquidated damages then owing pursuant to the Registration Rights Agreement.

                  "Maturity", when used with respect to any security, means the date on which the principal of such security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Net Available Proceeds" means cash, readily marketable cash equivalents, readily marketable fixed-income securities and equity securities traded on a national securities exchange or NASDAQ (valued, in the case of securities, at the market value thereof when received by the Company or such Restricted Subsidiary) received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of an assumption by any transferee of Debt or other obligations relating to the properties or assets transferred, or otherwise received in any non-cash form) from an Asset Disposition by the Company or any Restricted Subsidiary, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by the Company or any Restricted Subsidiary on any Debt which is secured by assets disposed of in such Asset Disposition in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) amounts provided as a reserve by the Company or any Restricted Subsidiary, in accordance with generally accepted accounting principles, against liabilities under any indemnification obligations to the buyer in such Asset Disposition (except to the extent and at the time any such amounts are released from any such reserve, such amounts shall constitute Net Available Proceeds) and (iv) all distributions and other payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition.

                  "Non-Guarantee Period" means, if prior to the 90th day after the date of this Indenture, all Wholly-Owned Restricted Subsidiaries on the date of the Indenture which are Domestic Subsidiaries (other than Subsidiaries entitled to be released from the Note Guarantee pursuant to Section 14.06) have not executed and delivered a Supplemental Indenture providing a Note Guarantee, the period commencing on such 90th day and ending on the date, if any, that all such Domestic Subsidiaries (other than Subsidiaries entitled to be released from the Note Guarantee pursuant to Section 14.06) have executed and delivered a Supplemental Indenture providing a Note Guarantee.

                  "Notes" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Notes.

                  "Note Guarantee" means the Guarantee by each Guarantor, pursuant to Section 9.01 and Article Fourteen.

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 306.

                  "Notice of Default" means a written notice of the kind specified in Section 5.01(4).

                  "Obligations" mean any principal, interest, penalties, expenses, fees, indemnities, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

                  "Offer Document" has the meaning specified in the definition of "Offer to Purchase".

                  "Offer Expiration Date" has the meaning specified in the definition of "Offer to Purchase".

                  "Offer to Purchase" means an offer, set forth in a writing (the "Offer Document") sent by the Company by first class mail, postage prepaid, to each Holder at its address appearing in the Note Register on the date of the Offer Document, to purchase up to the principal amount of Notes specified in such Offer Document at the purchase price specified in such Offer Document (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer Document shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer Document and a settlement date (the "Purchase Date") for the purchase of Notes within five Business Days after the Offer Expiration Date. The Company shall notify the Trustee in writing at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer Document of the Company's obligation to make an Offer to Purchase, and the Offer Document shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer Document shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" required to be filed with the Trustee pursuant to Section
10.19 (which requirements may be satisfied by delivery of such documents together with the Offer Document), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer Document shall contain all instructions and materials necessary to enable such Holder to tender Notes pursuant to the Offer to Purchase. The Offer Document shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (2)      the Offer Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of the Outstanding Notes offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined as required by this Indenture) (the "Purchase Amount");

                  (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Notes accepted for payment (as specified pursuant to this Indenture);

                  (5) that the Holder may tender all or any portion of the Notes registered in the name of such Holder and that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount;

                  (6) the place or places where Notes are to be surrendered for tender pursuant to the Offer to Purchase and a description of the procedure which a Holder must follow to tender all or a portion of the Notes;

                  (7) that interest on any Note not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (8) that on the Purchase Date the purchase price will become due and payable upon each Note accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (9) that each Holder electing to tender a Note pursuant to the Offer to Purchase will be required to surrender such Note at the place or places specified in the Offer Document prior to the close of business on the Offer Expiration Date (such Note being duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing and bearing appropriate signature guarantees);

                  (10) that Holders will be entitled to withdraw all or any portion of Notes tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder tendered, the certificate number of the Note the Holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

                  (11) that (a) if Notes in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Notes and (b) if Notes in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Notes having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Notes in denominations of $1,000 or integral multiples thereof shall be purchased);

                  (12) that in the case of any Holder whose Note is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Note so tendered; and

                  (13) that each Holder electing to tender a Note pursuant to the Offer to Purchase will be required to complete the Option of Holder to Elect Purchase.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer Document for such Offer to Purchase.

                  "Officers' Certificate" of the Company means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.21 shall be the principal executive, financial or accounting officer of the Company. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Note, to any officer of a Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

                  "Old Credit Facility" means the revolving credit and term loan facility to which the Company and certain of its Subsidiaries were parties that was replaced by, and repaid in full by advances under, the Credit Facility.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee. An Opinion of Counsel may have qualifications customary for opinions of the type required and counsel delivering such Opinion of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates testifying as to matters of fact.

                  "Original Notes" means all Notes other than Exchange Notes.

                  "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture or any indenture supplemental hereto, except:

                        (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                        (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the

         Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as a Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                       (iii) Notes which have been defeased pursuant to Section 12.02; and

                        (iv) Notes which have been paid pursuant to Section 3.07 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or the Note Guarantees or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

                  "Payment in full," together with any correlative term such as "paid in full" and "pay in full," means with respect to any Obligation payment in full thereof in cash.

                  "Permitted Interest Rate, Currency or Commodity Price Agreement" of any Person means any Interest Rate, Currency or Commodity Price Agreement entered into with one or more financial institutions that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred or, in the case of currency or commodity protection agreements, against currency exchange rate or commodity price fluctuations relating to then existing financial obligations or then existing or sold production and, in any case, not for purposes of speculation.

                  "Permitted Investment" means (i) Investments in the Company or any Person that is, or as a consequence of such Investment becomes, a Restricted Subsidiary, (ii) securities either issued directly or fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof having maturities of not more than one year, (iii) time deposits and certificates of deposit, demand deposits and banker's acceptances having maturities of not more than one year from the date of deposit, of any domestic commercial bank having capital and surplus in excess of $500 million and having a peer group rating of B or better (or the equivalent thereof) by Thompson BankWatch, Inc. or outstanding long-term debt rated BBB or better (or the equivalent thereof) by Standard & Poor's Ratings Group or Baa2 or better (or the equivalent thereof) by Moody's Investors Service, Inc., (iv) demand deposits made in the ordinary course of business and consistent with the Company's customary cash management policy in any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof, (v) insured deposits issued by commercial banks of the type described in Clause (iv) above, (vi) mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of any of Clauses (ii), (iii), (vii) and (viii) of this definition,
(vii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in Clauses (ii) and (iii) above entered into with any bank meeting the qualifications specified in Clause (iii) above, (viii) commercial paper (other than commercial paper issued by an Affiliate or Related Person) rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within 360 days, (ix) receivables owing to the Company or a Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (x) any Investment consisting of loans and advances to employees of the Company or any Restricted Subsidiary for travel, entertainment, relocation, employee incentive plans or other expenses in the ordinary course of business,
(xi) any Investment consisting of a Permitted Interest Rate, Currency or Commodity Price Agreement, (xii) any Investment acquired by the Company or any of its Restricted Subsidiaries (A) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or the obligor with respect to such accounts receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default, (xiii) any Investment that constitutes part of the consideration from an Asset Disposition made pursuant to, and in compliance with, Section 10.17,
(xiv) Investments the payment for which consists exclusively of Capital Stock (exclusive of Redeemable Interests) of the Company and (xv) Investments existing as of the date of the Indenture of the Company or any Subsidiary of the Company.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan or Reorganization" means the Company's Amended and Restated Plan of Reorganization dated November 23, 1992.

                  "Post-Petition Interest" means all interest accrued or accruing after the commencement of any Insolvency Proceeding (and interest that would accrue but for the commencement of any Insolvency Proceeding) in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing any Senior Debt, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency Proceeding.

                  "Predecessor Note" of any particular Note means every Note issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Principals" means DLJMB and/or CVC.

                  "Public Offering" means any underwritten public offering of Capital Stock pursuant to a registration statement filed under the Securities Act.

                  "Purchase Agreement" means the Purchase Agreement, dated as of November 2, 1998, among the Company, Holdings and Donaldson, Lufkin & Jenrette Securities Corporation, as such agreement may be amended from time to time, and any purchase agreement with the Company relating to Additional Notes, as such agreement may be amended from time to time.

                  "Purchase Amount" has the meaning specified in the definition of "Offer to Purchase".

                  "Purchase Date" has the meaning specified in the definition of "Offer to Purchase".

                  "Purchase Price" has the meaning specified in the definition of "Offer to Purchase".

                  "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

                  "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

                  "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Notes.

                  "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Notes" means the Exchange Notes and all other Notes sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Notes.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 9, 1998, by and between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, as Initial Purchaser, as such agreement may be amended from time to time, and, with respect to any Additional Notes, one or more registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register or exchange such Additional Notes under the Securities Act.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Reinvested Amounts", with respect to any Asset Disposition, means amounts invested, within one year from the later of the date of the related Asset Disposition or the receipt of the Net Available Proceeds from such Asset Disposition, in assets that will be used in the same or a substantially similar or related business of the Company or any of its Wholly Owned Restricted Subsidiaries as conducted prior to such Asset Disposition (determined by the Board of Directors in good faith, as evidenced by a resolution of such Board of Directors).

                  "Related Party" means, with respect to any Principal, (a) any controlling stockholder or partner of such Principal on the date of the Indenture, or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding (directly or through one or more Subsidiaries) a 51% or more controlling interest of which consist of the Principals and/or such other Persons referred to in the immediately preceding clauses (a) or (b).

                  "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

                  "Required Filing Dates" has the meaning specified in Section 10.19.

                  "Restricted Global Note" has the meaning specified in Section 2.01.

                  "Restricted Payment" has the meaning specified in Section
10.12.

                  "Restricted Securities" means all Notes required pursuant to
Section 3.06(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Note.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 2.02 to be placed upon a Restricted Note.

                  "Restricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is not an Unrestricted Subsidiary as of such date and (ii) for any period, a Subsidiary of the Company that for any portion of such period is not an Unrestricted Subsidiary, provided that such term shall mean such Subsidiary only for such portion of such period.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Notes" means the Notes purchased by the Initial Purchaser from the Company pursuant to the Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933 (or any successor statute), as it may be amended from time to time.

                  "Securities Act Legend" means a Restricted Securities Legend.

                  "Senior Debt" means with respect to any Person (i) all Debt and other Obligations owing in respect of the Credit Facility (including, without limitation, all loans, letters of credit and other extensions of credit thereunder and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant thereto), (ii) all Debt referred to in Clauses (i), (ii), (iii),
(v), (vii) or (viii) of the definition of Debt, whether Incurred on or prior to the date of the Indenture or thereafter Incurred, and (iii) amendments, modifications, renewals, extensions, refinancings and refundings of any such Debt; provided, however, the following shall not constitute Senior Debt: (a) any Debt owed to a Person when such Person is a Subsidiary of the Company, (b) any Debt which by the terms of the instrument creating or evidencing the same is pari passu with or subordinate in right of payment to the Notes, (c) any Debt Incurred in violation of the Indenture or (d) any Debt which is subordinate in right of payment in any respect to any other Debt of such Person. For purposes of this definition, "Debt" includes any obligation to pay principal, premium (if any), interest, penalties, reimbursement or indemnity amounts, fees and expenses (including Post-Petition Interest). To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement or any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. All Senior Debt shall be and remain Senior Debt for all purposes of the Indenture, whether or not subordinated in any Insolvency Proceeding.

                  "Shares" means shares of the Company"s Common Stock, $.001 par value per share.

                  "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Registration Rights Agreement (including pursuant to Section 2(b) but excluding Section 2(c) of the initial Registration Right Agreement and the Shelf Registration Statement containing a market making prospectus) registering Notes for resale.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

                  "Special Redemption" has the meaning set forth in Section
11.09.

                  "Special Redemption Account" has the meaning set forth in
Section 11.09.

                  "Special Redemption Date" has the meaning set forth in Section 11.09.

                  "Stated Maturity", when used with respect to any Note or any instalment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such instalment of interest, as the case may be, is due and payable.

                  "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Notes to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Notes exists; (ii) in the event that any other default exists with respect to the Notes that with the passing of time or the giving of notice, or both, would constitute an event of default, upon notice by Holders of 25% or more in principal amount of the Notes to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Notes or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Notes, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those described under "Change of Control" (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the

Company's repurchase of the Notes required to be repurchased by the Company pursuant to the provisions described under "Change of Control").

                  "Subordinated Obligations" has the meaning specified in
Section 13.01.

                  "Subordinated Securities" mean securities distributed to the holders of the Notes (i) in an Insolvency Proceeding, pursuant to a plan of reorganization consented to by each class of Senior Debt or (ii) outside an Insolvency Proceeding, but only if, in each case, all of the terms and conditions of such securities (including, without limitation, term, tenor, interest, amortization, subordination, covenants and defaults) are in all material respects at least as favorable (and provide the same relative benefits) to the holders of Senior Debt and, in the case of an Insolvency Proceeding, to the holders of any Note distributed in such Insolvency Proceeding on account of Senior Debt as the terms and conditions of the Notes and the Indenture are and provide to the holders of Senior Debt.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Successor Company" has the meaning specified in Section 8.01.

                  "Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "10 1/4% Notes' means the Company's existing 10-1/4% Senior Subordinated Notes due 2007 in the aggregate principal amount of $150,000,000.

                  "10 1/4% Offer to Purchase" means the offer to repurchase the 10-1/4% Notes at a purchase price equal to, 101% of the principal amount thereof, plus accrued interest that the Company was required to make pursuant to the 10-1/4% Note Indenture in connection with the Mergers (as defined in the initial Purchase Agreement).

                  "Tender Offer" means the Company's offer to purchase, commenced July 11, 1997, up to 2,857,142 Shares at a price of $38.50 per Share.

                  "Transactions" means (i) the Tender Offer, (ii) the repurchase by the Company of Shares from Robert L. Smialek at $38.50 per Share pursuant to a negotiated share purchase agreement entered into in July 1997, (iii) the repurchase by the Company of Shares from Water Street at $38.50 per Share pursuant to a negotiated share purchase agreement entered into in July

1997, (iv) the entering into by the Company of the Credit Facility and (v) the offering of the 10 1/4 % Notes.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Units" means the 120,000 units each consisting of $1,000 principal amount of Notes and one Warrant.

                  "Unpermitted Debt" has the meaning specified in Section 1020.

                  "Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Unrestricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is an Unrestricted Subsidiary in accordance with the provisions of Section 1020 and (ii) for any period, a Subsidiary of the Company that for any portion of such period is an Unrestricted Subsidiary in accordance with the provisions of Section 1020, PROVIDED that such term shall mean such Subsidiary only for such portion of such period.

                  "U.S. Person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 5.01(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business,

(B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president of such Person, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Warrants" means the 120,000 warrants issued as Units with the Initial Notes to purchase an aggregate of 62,400 shares of Holdings Common Stock (subject to adjustment). Each Warrant will be exercisable for 0.52 of a share of Holdings Common Stock (subject to adjustment) initially at an exercise price of $45 per share.

                  "Water Street" means Water Street Corporate Recovery Fund I, L.P.

                  "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by the Company, Holdings or by one or more Wholly Owned Restricted Subsidiaries or by the Company, Holdings and one or more Wholly Owned Restricted Subsidiaries.

SECTION 1.02      COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company or a Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate or opinion shall be given in the form of an Officers" Certificate, if to be given by an officer of the Company or of such Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04      ACTS OF HOLDERS; RECORD DATES.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Notes shall be proved by the Note Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Notes in the manner set forth in Section 1.06.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05      NOTICES, ETC., TO TRUSTEE AND THE COMPANY.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (513) 632-5511 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to it addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the

         Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (614) 791-3197 or to any other facsimile number previously furnished in writing to the Trustee by the Company.

SECTION 1.06      NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07      CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.


SECTION 1.08      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09      SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      GOVERNING LAW.

                  THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 1.13      LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                                   Note Forms

SECTION 2.01      FORMS GENERALLY; INITIAL FORMS OF RULE 144A NOTES.

                  The Notes and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.

                  The definitive Notes shall be printed, lithographed, engraved, typewritten or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution thereof.

                  Upon their original issuance, Rule 144A Notes shall be issued in the form of one or more Global Notes registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Such Global Notes, together with their Successor Notes which are Global Notes are collectively herein called the "Restricted Global Note".

SECTION 2.02      FORM OF FACE OF NOTE.

                  [IF THE NOTE IS A RESTRICTED NOTE, THEN INSERT -- THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OR, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER:

                  (1) REPRESENTS THAT (A)IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE
         501(A)(1),(2),(3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"))

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVED IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER

         EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

                  [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS
NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [IF THE NOTE IS A GLOBAL NOTE AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [IF THE NOTE IS ISSUED AS PART OF A UNIT PRIOR TO THE SEPARATION DATE, THEN INSERT -- THE NOTES EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 12% SENIOR SUBORDINATED NOTES DUE 2007 OF INSILCO CORPORATION. (THE "NOTES") AND ONE WARRANT (THE "WARRANTS") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 0.52 OF A SHARE, PAR VALUE $0.001 PER SHARE, OF INSILCO HOLDING CO.

                  PRIOR TO THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (III) THE DATE A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (IV) SUCH DATE AS DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IN ITS SOLE DISCRETION SHALL DETERMINE AND (V) THE OCCURRENCE OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE GOVERNING THE NOTES), THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE WARRANTS.]

                               INSILCO CORPORATION
                     12% SENIOR SUBORDINATED NOTES DUE 2007

                [If Restricted Global Note - CUSIP No. ________]


No. ________                                                      $___________

                  INSILCO CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of __________________ Dollars (such amount the "principal amount" of this Note) [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT --, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Notes, shall not exceed $150,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture, on August 15, 2007 and to pay interest thereon from [INSERT DATE OF ISSUANCE] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing [INSERT FIRST INTEREST PAYMENT DATE], at the rate of 12.00% per annum (or during any Non-Guarantee Period (as defined in the Indenture), 12.125% per annum) (the "Base Interest"), until the principal hereof is paid or made available for payment [IF THE NOTE IS AN ORIGINAL NOTE, THEN INSERT - - and pay Liquidated Damages, if any, payable pursuant to the Registration Rights Agreement (as defined in the Indenture); provided that any amount of principal of (and premium, if any) and interest on this Note which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 14.00% per annum (or during any Non-Guarantee Period, 14.125% per annum), from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand. [IF THE NOTE IS AN ORIGINAL NOTE, THEN INSERT -- All references to interest in this Note shall include any Liquidated Damages payable with respect to this Note pursuant to the Registration Rights Agreement.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THE NOTE IS AN ORIGINAL NOTE, THEN INSERT --, provided that any accrued and unpaid interest on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on this Note shall be computed on the basis set forth in the Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register; provided further that all payments of the principal (and premium, if any) and interest on Notes, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.




                                       INSILCO CORPORATION



                                       By________________________________


Attest:


-------------------------

SECTION 2.03      FORM OF REVERSE OF NOTE.

                  This Note is one of a duly authorized issue of Notes of the Company designated as its 12% Senior Subordinated Notes Due 2007 (herein called the "Notes"), limited in aggregate principal amount to $150,000,000, issued and to be issued under an Indenture, dated as of November 9, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company and Star Bank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes, are, and are to be, authenticated and delivered.

                  The Notes are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, to each Holder of Notes to be redeemed at such Holder's address appearing in the Note Register, in amounts of $1,000 or an integral multiple of $1,000 principal amount, at the following Redemption Prices (expressed as percentages of principal amount) plus any accrued but unpaid interest to but excluding the Redemption Date if redeemed during the 12-month period beginning on August 15 of each of the years indicated below:

       YEAR                                REDEMPTION PRICE
       ----                                ----------------

       2002                                    106.000%
       2003                                    104.000%
       2004                                    102.000%
       2005 and thereafter                     100.000%


provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

                  Except as described in the next paragraph, the Notes do not have the benefit of any mandatory redemption or sinking fund obligations.

                  The Indenture provides that in certain circumstances a portion of the Notes will be subject to a mandatory Special Redemption. In addition, the Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Notes.

                  In the event of redemption or purchase pursuant to an Offer to Purchase of this Note in part only, a new Note or Notes of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein.

                  The Notes shall be subordinated in right of payment to Senior Debt of the Company as provided in the Indenture.

                  If the Note Guarantee is provided by any Guarantor, the holder of the Note shall have the benefit of the Note Guarantee as provided in, and subject to the terms of, the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least two-thirds in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Note required to be made pursuant to an Offer to Purchase, on the Purchase
Date).

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 principal amount and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Note purchased in its entirety by the Company pursuant to Section 10.17 or 10.18 of the Indenture, check the box:

                                       [ ]

                  If you want to elect to have only a part of this Note purchased by the Company pursuant to Section 10.17 or 10.18 of the Indenture, state the principal amount of this Note you want to elect to have so purchased by the Company: $__________

Dated:                     Your Signature:_____________________________

                                                   (Sign exactly as name
                                                    appears on the other
                                                      side of this Note)

Signature Guarantee:_____________________________________________
                     Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SECTION 2.4       FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                     ------------------------------------,
                                                    as Trustee


Dated:                              By ___________________________________
                                              Authorized Signatory

                                  ARTICLE THREE

                                   The Notes

SECTION 3.01      TITLE AND TERMS.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.03, 3.04, 3.05, 3.06, 3.07, 9.06, 11.08 or in connection with an Offer to Purchase pursuant to Sections 10.17 or 10.18. The Company may issue Exchange Notes from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 3.03, in authorized denominations in exchange for a like principal amount of Original Notes. Upon any such exchange the Original Notes shall be cancelled in accordance with Section 3.10 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Notes and Exchange Notes Outstanding exceed $150,000,000.

                  The Notes shall be designated as the 12% Senior Subordinated Notes of the Company and the Original Notes shall be known as the "12.00% Senior Subordinated Notes due 2007, Series A" and the Exchange Notes shall be known as the "12.00% Senior Subordinated Notes due 2007, Series B" in each case, of the Company. The Stated Maturity of the Notes shall be August 15, 2007 and they shall bear interest at the rate of 12.00% per annum (or during any Non-Guarantee Period, at the rate of 12.125% per annum) (the "Base Interest"), from their date of issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on February 15 and August 15, commencing February 15, 1998, until the principal thereof is paid or made available for payment and, with respect to any Original Notes, Liquidated Damages, if any, will be payable pursuant to the Registration Rights Agreement; provided that any amount of principal of (and premium, if any) and interest on the Notes which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 14.00% per annum, or during any Non-Guarantee Period at the rate of 14.125% per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand. All references to interest in this Indenture shall include any Liquidated Damages payable with respect to the Notes pursuant to the Registration Rights Agreement. The Company shall provide written notice to the Trustee of any period during which Liquidated Damages are payable or of any Non-Guarantee Period at the end of any such period.

                  The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register; provided further that all payments of the principal (and premium, if any) and interest on Notes, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

                  The Notes shall be subject to redemption as provided in Article Eleven.

                  The Notes shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 10.17 and 10.18.

                  The Notes shall not have the benefit of any sinking fund obligations.

                  The Notes shall be subject to defeasance at the option of the Company as provided in Article Twelve.

                  Unless the context otherwise requires, the Original Notes (including any Additional Notes) and the Exchange Notes (including any Additional Notes) shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or Offer to Purchase.

SECTION 3.02      DENOMINATIONS.

                  The Notes shall be issuable only in registered form without coupons, and only in denominations of $1,000 principal amount and, any integral multiple thereof.

SECTION 3.03      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, Chief Executive Officer, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and a like principal amount of Original Notes for cancellation in accordance with Section 3.10 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. Prior to authenticating such Exchange Notes, and accepting any additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, if requested, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating in substance

                  (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Notes have been complied with and that such Exchange Notes, when such Notes have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors" rights and to general equity principles; and

                  (b) that the issuance of the Exchange Notes in exchange for Original Notes has been effected in compliance with the Securities Act.

                  Each Note shall be dated the date of its authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 3.04      TEMPORARY NOTES.

                  Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes, which Notes are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution thereof.

                  If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes, upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 3.05      GLOBAL NOTES.

                  (a) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Notes in certificated form and that all Global Notes shall be exchanged in whole for Notes that are not Global Notes (in which case such exchange shall be effected by the Trustee) or
(iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Note.

                  (c) If any Global Note is to be exchanged for other Notes or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation as provided in this Article Three. If any Global Note is to be exchanged for other Notes or cancelled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 3.06(c) and as otherwise provided in this Article Three, authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global

Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner"s beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

SECTION 3.06 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY; RESTRICTIONS ON TRANSFER AND EXCHANGE; SECURITIES ACT LEGENDS.

                  (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers and exchanges of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. Such Note Register shall distinguish between Original Notes and Exchange Notes.

                  Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 3.06, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Original Notes and Exchange Notes provided for herein) entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03, 3.04, 3.05, 3.06, 9.06, 10.17, 10.18 or
11.08 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Notes a beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note as provided in Section 3.05, PROVIDED that, if such interest is a beneficial interest in the Restricted Global Note, then such interest shall be exchanged for a Restricted Note (subject in to Section 3.06(c)).

                  (c) SECURITIES ACT LEGENDS. Rule 144A Notes and their Successor Notes shall bear a Restricted Securities Legend, subject to the following:

                      (i) subject to the following Clauses of this Section 3.06(c), a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Securities Act Legend borne by such Global Note while represented thereby;

                     (ii) subject to the following Clauses of this Section 3.06(c), a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Note, provided that, if such new Note is required pursuant to Section 3.06(b) to be issued in the form of a Restricted Note, it shall bear a Restricted Securities Legend;

                    (iii) Registered Notes shall not bear a Securities Act
         Legend;

                     (iv) at any time after the Notes may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Note in exchange for or in lieu of such other Note as provided in this Article Three;

                      (v) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global
         Note) or any portion thereof which bears such a legend if, in the Company"s judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Three; and

                     (vi) notwithstanding the foregoing provisions of this
         Section 3.06(c), a Successor Note of a Note that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted Note" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Restricted Securities Legend in exchange for such Successor Note as provided in this Article Three.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.7       MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

                  If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and
(ii) such Note or indemnity as may be required by either of them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 3.8       PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at such Holder"s address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 3.09      PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.08) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.10      CANCELLATION.

                  All Notes surrendered for payment, redemption, repurchase pursuant to any Offer to Purchase, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee and the Trustee will certify as to such disposal to the reasonable satisfaction of the Company; PROVIDED, HOWEVER, that the Trustee shall in no event be required to destroy any Notes. The Trustee shall provide the Company a list of all Notes that have been cancelled from time to time as requested by the Company.

SECTION 3.11      COMPUTATION OF INTEREST.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months; PROVIDED, HOWEVER, that any interest on overdue principal of (and premium, if any) and interest on any Notes, shall be computed on the basis of a 365-day or 366-day year, as the case may be, and the number of days actually elapsed during the relevant period of default in the payment of such overdue principal (and premium, if any) or interest.

SECTION 3.12      CUSIP NUMBERS.

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 4.01      SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)  either

                           (A) all Notes theretofore authenticated and delivered
                  (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 3.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Notes not theretofore delivered to the
Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers" Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

SECTION 4.02      APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 5.01      EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Note at its Maturity; or

                  (3) failure to perform or comply with the provisions of Sections 8.01, 10.17 and 10.18; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than Section 10.21 or a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or the Notes, and continuance of such default or breach for a period of 60 days after there has been given, in the manner provided in Section 1.06, to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or obligations constituting, Debt by the Company or any Restricted Subsidiary, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or existing or by which there may be secured or evidenced, any Debt of the Company or any Restricted Subsidiary, in each case with a principal or similar amount then outstanding, individually or in the aggregate, in excess of $15 million, whether such Debt now exists or is hereafter Incurred, which default or defaults constitute a failure to pay any portion of the principal or similar amount of such Debt when due and payable after the expiration of any applicable grace period with respect thereto or will have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (6) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Restricted Subsidiary in an aggregate amount in excess of $15 million (in excess of applicable insurance coverage) by a court or courts of competent jurisdiction, which judgments remain unstayed, undischarged or unbonded for a period of 60 days after the entry of such judgment or judgments; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of the property of the Company or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                  (8) the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any

         Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary or the filing by the Company or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any Restricted Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or of any substantial part of the property of the Company or any Restricted Subsidiary, or the making by the Company or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Restricted Subsidiary in furtherance of any such action;

                  (9) except as permitted by this Indenture, any Note Guarantee after it is provided shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Note Guarantee.

SECTION 5.02      ACCELERATION OF MATURITY; RESCISSION AND
                  ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in Section 5.01(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 5.01(7) or (8) occurs and is continuing, the principal of and any accrued interest on the Notes then Outstanding shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  In addition, if an Event of Default occurs by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company had then elected to redeem the Notes pursuant to the provisions of Section 11.01 hereof at the next earliest possible date, a premium equal to the premium that otherwise would have been applicable pursuant to Section 11.01 at such time (or if such Event of Default occurs prior to August 15, 2002, a premium equal to the premium that would be payable had the Company elected to redeem the Notes during the 12-month period beginning on August 15, 2002) shall become and be immediately due and payable upon the Notes becoming immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the

Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A)  all overdue interest on all Notes,

                           (B) the principal of (and premium, if any, on) any
                  Notes which have become due otherwise than by such declaration of acceleration (including any Notes required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and any interest thereon at the rate borne by the Notes,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided therefor in the Notes, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03      COLLECTION OF INDEBTEDNESS AND SUITS FOR
                  ENFORCEMENT BY TRUSTEE.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof or, with respect to any Note required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any principal (and premium, if any) and interest that is overdue, at the rate provided therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04      TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of any judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions, including participation as a member, voting or otherwise, of any committee of creditors, authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Notwithstanding the foregoing, no provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors" or other such committee.

SECTION 5.05      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                  NOTES.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 5.06      APPLICATION OF MONEY COLLECTED.

                  Subject to Article 13 and applicable law, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee upon prior written notice to the Company and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

                  THIRD:  The balance, if any, to the Company.

SECTION 5.07      LIMITATION ON SUITS.

                  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.08      UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                  PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding any other provision in this Indenture, but subject to Article Thirteen hereof, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.08) any interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption or repurchase, on the Redemption Date or the Purchase Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09      RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12      CONTROL BY HOLDERS.

                  The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13      WAIVER OF PAST DEFAULTS.

                  The Holders of not less than two-thirds in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Note (including any Note which is required to have been purchased pursuant to an Offer to Purchase made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14      UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Notes or in any suit instituted by any Holder for the enforcement of principal of (and premium, if any) or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

SECTION 5.15      WAIVER OF STAY, USURY OR EXTENSION LAWS.

                  The Company and each of the Guarantors covenants (to the extent that they may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each of the Guarantors (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                  The Trustee

SECTION 6.01      CERTAIN DUTIES AND RESPONSIBILITIES.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein or therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02      NOTICE OF DEFAULTS.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 5.01(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.03      CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers" Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be deemed to have notice or knowledge of any matter unless an officer of the Trustee regularly employed in its Corporate Trust Office has actual knowledge thereof or unless written notice thereof is received by, or provided pursuant to the provisions of Section 1.05 to, the Trustee at its Corporate Trust Office and such notice refers to the Notes generally, the Company or this Indenture.

SECTION 6.04      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

                  The recitals contained herein and in the Notes, except the Trustee"s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 6.05      MAY HOLD NOTES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company and any other obligor upon the Notes with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 6.06      MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.07      COMPENSATION AND REIMBURSEMENT.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee or any predecessor Trustees and their agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Notes as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Notes.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

SECTION 6.08      DISQUALIFICATION; CONFLICTING INTERESTS.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.09      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50 million and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and the Company.

                  (d) If at any time:

                  (l) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or


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                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.


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                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 6.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Notes, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

SECTION 6.14      APPOINTMENT OF AUTHENTICATING AGENT.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer, partial redemption or partial purchase or pursuant to Section 3.07, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if such Notes had been authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to-the authentication and delivery of Notes by the Trustee or the Trustee"s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50 million and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

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



                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment first-class postage prepaid, to each Holder of Notes at such Holder"s address as it appears in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

                  If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee"s certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Notes described in the within-mentioned Indenture.

                                            ----------------------------------,
                                                                    As Trustee



Dated:                                      By________________________________,
                                                       As Authenticating Agent



                                            By________________________________,
                                                            Authorized Officer



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



SECTION 6.15      TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY.

                  Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE SEVEN

   Holders" Lists and Reports by Trustee, Company and Guarantors

SECTION 7.01      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Note Registrar.

SECTION 7.02       PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

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



                  (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03      REPORTS BY TRUSTEE.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. The Trustee shall promptly deliver to the Company a copy of any reports it delivers to Holders pursuant to Section 7.03.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.04      REPORTS BY THE COMPANY AND GUARANTORS.

                  The Company and the Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's and the Guarantors' compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.


SECTION 8.1 MERGERS, CONSOLIDATIONS AND CERTAIN TRANSFERS, LEASES AND ACQUISITIONS OF ASSETS.

                  The Company (a) shall not, and shall not permit any Restricted Subsidiary to, consolidate with or merge into any Person, provided that this Clause (a) shall not prohibit any such consolidation or merger by a Restricted Subsidiary if (i) such Restricted Subsidiary ceases to be a Restricted Subsidiary in such consolidation or merger or (ii) such consolidation or merger is with or into the Company or another Restricted Subsidiary; (b) shall not permit any Person

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

other than a Restricted Subsidiary to consolidate with or merge into (i) the Company or (ii) any Restricted Subsidiary, provided that this Clause (b) shall not prohibit any such consolidation or merger with or into a Restricted Subsidiary if such Restricted Subsidiary ceases to be a Restricted Subsidiary in such consolidation or merger; and (c) shall not, directly or indirectly, in one transaction or a series of related transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, unless, in any such transaction (or series) contemplated by Clause (a), (b) or (c) above:

                  (1) immediately before and after giving effect to such transaction (or series of related transactions) and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction (or series of related transactions) as having been Incurred by the Company or such Subsidiary at the time of such transaction (or series of related transactions), no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

                  (2) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly, in one or a series of related transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (3) either the Company or, if applicable, the Successor Company, as the case may be, would, at the time of such transaction (or series of related transactions) and after giving pro forma effect thereto as if such transaction (or series of related transactions) had occurred at the beginning of the most recently ended four full fiscal quarter period for which annual or quarterly financial statements are publicly available immediately preceding the date of such transaction (or series of related transactions), have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 10.08;

                  (4) if, as a result of any such transaction (or series of related transactions), property and assets of the Company would become subject to a Lien which would not be permitted by Section 10.14, the Company or, if applicable, the Successor Company, as the case may be, will have taken such steps as necessary effectively to secure the Notes equally and ratably with (or prior to, as provided in Section 10.14) Debt secured by such Lien; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction (or series of related transactions) and, if a supplemental indenture is required in connection with such transaction (or series of related transactions), such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction (or series of related transactions) have been complied with, and, with respect to such Officers" Certificate, setting forth in reasonable detail the calculations referred to in Clause (3), if applicable, above.

SECTION 8.02      SUCCESSOR SUBSTITUTED.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, in each case in accordance with Section 8.01, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 9.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Notes pursuant to the requirements of
         Section 10.14 or otherwise; or

                  (4) to comply with any requirements of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Notes and thereafter maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect;

                  (6) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture as of the date hereof; or

                  (7) to allow any Subsidiary to execute a supplemental indenture to provide a Note Guarantee; or

                  (8) to add to, change or eliminate any of the provisions of this Indenture to permit or facilitate the issuance of Global Notes and matters related thereto, PROVIDED that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders in any material respect.

SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  With the consent of the Holders of at least two-thirds in aggregate principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, the principal of (or premium, if any) or interest on any Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.22 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, or

                  (4) modify any of the provisions of Article Thirteen of this Indenture in a manner adverse to the Holders, or

                  (5) modify Sections 10.17 and 10.18 of this Indenture in a manner adverse to the Holders in any material respect,

                  (6) release any Guarantor from its obligations under its Note Guarantee or this Indenture, except in accordance with the terms of this Indenture, or

                  (7) following the mailing to a Holder of an Offer Document with respect to an Offer to Purchase, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder in any material respect.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03      EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee"s own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04      EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05      CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.06      REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 9.07      CHANGES ADVERSE TO HOLDERS OF SENIOR DEBT.

                  No amendment, waiver or modification of any subordination provision adverse to the holders of Senior Debt will be effective against any holder of Senior Debt unless expressly consented to in writing by or on behalf of such holder (or by any specified percentage of holders of a class of Senior Debt required to consent thereto) pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Debt.

                                   ARTICLE TEN

                                   Covenants

SECTION 10.01     PAYMENT OF PRINCIPALS, PREMIUM AND INTEREST.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 10.02     MAINTENANCE OF OFFICE OR AGENCY.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Notes may

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


be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03     MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if the Indenture were so qualified) and (ii) during the continuance of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to any applicable abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look

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

only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04     EXISTENCE.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.05     MAINTENANCE OF PROPERTIES.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.06     PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or would not result in a material adverse effect on the Company.


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SECTION 10.07     MAINTENANCE OF INSURANCE.

                  The Company shall, and the Company shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage, and to maintain liability insurance, with insurers believed by the Company to be responsible or in the case of any insurance coverage, to self-insure, in each case to the extent, in the judgment of the Company, to do so comports with good business practice.

SECTION 10.08     LIMITATION ON CONSOLIDATED DEBT.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Debt unless, immediately after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds thereof, the Consolidated EBITDA Coverage Ratio of the Company and its Restricted Subsidiaries for the four full fiscal quarters next preceding the Incurrence of such Debt for which financial information is available, calculated on a pro forma basis as if such Debt had been Incurred and the proceeds thereof had been received and so applied at the beginning of the four full fiscal quarters, would be greater than (x) 1.9 to 1 for Debt Incurred on or prior to November 9, 1999 and (y) 2.0 to 1.0 for Debt Incurred thereafter.

                  Without regard to the foregoing limitations, the following Debt may be Incurred:

                         (i) Debt Incurred by the Company or any Restricted Subsidiary under the Credit Facility in an aggregate principal amount at any time outstanding not to exceed $200 million, less (A) $20 million at each of the third, fourth and fifth anniversaries of the Credit Facility's effective date, plus (B) increased revolving credit commitments thereunder in an aggregate amount not exceeding in the aggregate the amount of Debt that is permitted to be Incurred, but has not been Incurred, under Clauses (iv) and (viii) below, and plus (C) the amount of Debt Incurred under the Credit Facility on a term loan basis that is Incurred pursuant to the immediately preceding paragraph, and, with respect to all of the foregoing, any renewal, extension, refinancing or refunding (a "refinancing") of such Debt in an amount that does not exceed the sum of the amount of the revolving credit commitments and the amount of the outstanding term Debt under the Credit Facility immediately prior to such renewal, extension, refinancing or refunding; provided that no Debt Incurred on a term loan basis may be refinanced on a revolving credit basis;

                        (ii) the original issuance by the Company of the Debt evidenced by the Notes (including any Exchange Notes) and the issuance by the Company's Subsidiaries of the Note Guarantee;

                       (iii) Debt (other than Debt described in another clause of this paragraph) of the Company outstanding on the date of the Indenture after giving effect to the application of the proceeds of the Notes;

                      (iv) Debt in respect of Capital Lease Obligations, mortgage financings or other purchase money obligations, in an aggregate principal amount at any time outstanding not to exceed $15 million (including Debt refinanced pursuant to Clause (vii) of this paragraph and without duplication at such time of any portion of any revolving credit commitment then in effect that represents an increase made under the immediately preceding Clause (i)(B) in reliance on this Clause (iv)), Incurred by the Company or any Restricted Subsidiary for the purpose of financing all or any part of the acquisition or improvement of any property used in the business of the Company or such Restricted Subsidiary;

                         (v) Debt owed by the Company to any Wholly Owned Restricted Subsidiary or Debt owed by any Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary; PROVIDED, HOWEVER, that (a) any such Debt (not pledged as security for any Senior Debt) owing by the Company to a Wholly Owned Restricted Subsidiary shall be Subordinated Debt evidenced by an intercompany promissory note and (b) upon either (1) the transfer or other disposition (excluding any pledge thereof as security for any Senior Debt) by such Wholly Owned Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Wholly Owned Restricted Subsidiary or (2) the issuance (other than director' qualifying shares), sale, lease, transfer or other disposition (including by consolidation or merger) of shares of Capital Stock (other than any pledge thereof as security for any Senior Debt) of such Wholly Owned Restricted Subsidiary to a Person other than the Company or another such Wholly Owned Restricted Subsidiary, the provisions of this Clause
         (v) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such issuance, sale, lease, transfer or other disposition, as the case may be;

                        (vi) Debt Incurred by the Company or any Restricted Subsidiary consisting of Permitted Interest Rate, Currency or Commodity Price Agreements;


                       (vii) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of, outstanding Debt Incurred pursuant to the preceding paragraph of this
         Section 10.08 or Clauses (ii), (iii) or (iv) above (each of the foregoing, a "refinancing") in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase and plus the expenses of the Company or the Restricted Subsidiary, as the case may be, Incurred in connection with such refinancing; PROVIDED, HOWEVER, that (a) Debt the proceeds of which are used to refinance the Notes or Debt that is pari passu with or subordinate in right of payment to the Notes shall only be permitted if
         (1) in the case of any refinancing of the Notes or Debt that is PARI PASSU with the Notes, the refinancing Debt is Incurred by the Company and made PARI PASSU with the Notes or subordinated in right of payment to the Notes, and (2) in the case of any refinancing of Debt that is subordinate in right of payment to the Notes, the refinancing Debt is Incurred by the Company and constitutes Subordinated Debt; (b) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (1) does not provide for payments of principal of such Debt at the Stated Maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption,


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

         defeasance, retirement or repurchase thereof (including any redemption, defeasance, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon any event of default thereunder), in each case prior to the final Stated Maturity of the Debt being refinanced and (2) except as provided for by the terms of the Debt being refinanced, does not permit redemption or other retirement (including pursuant to an offer to purchase) of such Debt at the option of the holder thereof prior to the final Stated Maturity of the Debt being refinanced other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase) which is conditioned upon provisions substantially similar to those described in Sections 10.17 and 10.18; and (c) in the case of any refinancing of Debt Incurred by the Company, the refinancing Debt may be Incurred only by the Company and, in the case of refinancing of Debt Incurred by a Restricted Subsidiary, the refinancing Debt may be Incurred only by the Company or such Restricted Subsidiary; PROVIDED, FURTHER, that Debt Incurred pursuant to this Clause (vii) may not be Incurred more than 90 days prior to the application of the proceeds to repay the Debt to be refinanced; and

                      (viii) Debt not otherwise permitted to be Incurred by the Company or any Restricted Subsidiary pursuant to Clauses (i) through
         (vii) above, which, together with any other outstanding Debt Incurred pursuant to this Clause (viii), has an aggregate principal amount at any time outstanding not in excess of $15,000,000 (without duplication at such time of any portion of any revolving credit commitment then in effect that represents an increase made under the immediately preceding Clause (i)(B) in reliance on this Clause (viii)).

SECTION 10.09     LIMITATION ON DEBT AND PREFERRED STOCK OF SUBSIDIARIES.

                  The Company shall not cause, and shall not permit, any Restricted Subsidiary to Incur any Debt or issue any Preferred Stock except: (i) Debt Incurred by any Restricted Subsidiary that is expressly permitted in the second paragraph of Section 10.08; (ii) Debt or Preferred Stock outstanding on the date of the Indenture after giving effect to the application of the proceeds of the Notes; (iii) Debt or Preferred Stock issued to and held by the Company or a Wholly Owned Restricted Subsidiary (provided that such Debt or Preferred Stock is at all times held by the Company or a Wholly Owned Restricted Subsidiary); or
(iv) Debt or Preferred Stock Incurred or issued by a Person prior to the time
(A) such Person became a Restricted Subsidiary, (B) such Person merges into or consolidates with a Restricted Subsidiary or (C) another Restricted Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Debt or Preferred Stock was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction or (v) any Guarantee incurred by any Guarantor; PROVIDED, in the case of this clause (v), that if the obligation Guaranteed is (x) subordinated to the Notes, then such Guarantee shall be subordinated to the Note Guarantee to substantially the same extent or (y) PARI PASSU with the Notes, then such Guarantee shall be PARI PASSU with the Note Guarantee to substantially the same extent.

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



SECTION 10.10     LIMITATION ON LAYERED DEBT.

                  The Company shall not Incur any Debt which by its terms is both (i) subordinated in right of payment to any Senior Debt and (ii) senior in right of payment to the Notes. The Guarantors shall not Incur any Debt which by its terms is both (i) subordinated in right of payment to any Senior Debt and
(ii) senior in right of payment to the Note Guarantee.

SECTION 10.11 LIMITATION ON ISSUANCE OF GUARANTEES OF SUBORDINATED DEBT.

                  The Company shall not permit any Restricted Subsidiary, directly or indirectly, to assume, guarantee or in any other manner become liable with respect to any Debt of the Company that by its terms is PARI PASSU with or junior in right of payment to the Notes except that if such Restricted Subsidiary has issued a Note Guarantee it may Guarantee any such Debt provided that if the obligation Guaranteed is (x) subordinated to the Notes, then such Guarantee shall be subordinated to the Note Guarantee to substantially the same extent or (y) PARI PASSU with the Notes, then such Guarantee shall be PARI PASSU with the Note Guarantee to substantially the same extent.

SECTION 10.12     LIMITATION ON RESTRICTED PAYMENTS.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of the Capital Stock of the Company or any Restricted Subsidiary or to the holders thereof in their capacity as such (excluding (u) any dividends or distributions to the extent payable in shares of the Capital Stock of the Company (other than Redeemable Interests) or in options, warrants or other rights to acquire the Capital Stock of the Company (other than Redeemable Interests), (v) dividends or distributions by a Restricted Subsidiary to the Company or another Restricted Subsidiary and (w) the payment of pro rata dividends by a Restricted Subsidiary to holders of both minority and majority interests in such Restricted Subsidiary); (ii) other than pursuant to the Special Redemption, purchase, redeem or otherwise acquire or retire for value
(a) any Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company or
(b) any options, warrants or other rights to purchase or acquire shares of Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company (excluding, in each case of (a) and (b), the purchase, redemption or other acquisition or retirement by any Restricted Subsidiary of any of its Capital Stock, other ownership interests or options, warrants or rights to purchase such Capital Stock or other ownership interests (x) owned by the Company or any Restricted Subsidiary, (y) owned by any other Person if effected on a pro rata basis with respect to holders of both minority and majority interests in such Restricted Subsidiary or (z) owned by any officer, director or employee of the Company, but solely for the purpose of enabling such Person (or the Company on his or her behalf) to satisfy tax obligations in respect of his or her exercise of options, warrants or rights to purchase Capital Stock of the Company); (iii) make, directly or indirectly, any Investment that is not a Permitted Investment;
(iv) redeem, defease (whether legal, covenant or other defeasance), repurchase, retire or otherwise acquire or retire for value, prior to any


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

scheduled maturity, repayment or sinking fund payment, Debt of the Company that is subordinate in right of payment to the Notes; or (v) make any Excess Deposit (as defined in Section 10.14) (each of the transactions described in Clauses (i) through (v) being referred to herein as a "Restricted Payment"), if at the time thereof:

                  (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing,

                  (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the Company"s most recently ended four full fiscal quarter period for which annual or quarterly financial statements are publicly available immediately preceding the date of such Restricted Payment, not have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 10.08, or

                  (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments (excluding Restricted Payments permitted by Clauses (ii), (iii) and (iv) of the next succeeding paragraph) from the date of this Indenture (the amount so expended, if other than in cash, determined in good faith by the Board of Directors) exceeds the sum, without duplication, of:

                           (a) 50% of the Consolidated Net Income (or, in case
                  Consolidated Net Income shall be negative, less 100% of such deficit) of the Company for the period (taken as one accounting period) from June 30, 1997 through the end of the Company"s most recently ended fiscal quarter for which annual or quarterly financial statements are publicly available at the time of such Restricted Payment;

                           (b) 100% of the aggregate net cash proceeds from the
                  issuance and sale (other than to a Restricted Subsidiary) of Capital Stock (other than Redeemable Interests) of the Company and options, warrants or other rights to acquire Capital Stock (other than Redeemable Interests and Debt convertible into Capital Stock) of the Company and the principal amount of Debt and Redeemable Interests of the Company that has been converted into or exchanged for Capital Stock (other than Redeemable Interests) of the Company after June 30, 1997; PROVIDED that any such net proceeds received by the Company from an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company shall be included only to the extent such loans have been repaid with cash on or prior to the date of determination;

                           (c) the amount by which the total consideration paid
                  by the Company in the Tender Offer is less than $110 million; and

                           (d) $5 million.


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



The foregoing provisions of this Section 10.12 shall not be violated by reason of:

                         (i) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provisions;

                        (ii) any payment made by the Company in connection with the consummation of the Transactions;

                       (iii) any refinancing or refunding of Debt permitted pursuant to Clause (i) or Clause (vii) of the second paragraph of
         Section 10.08; and

                        (iv) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, the substantially concurrent issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than Redeemable Interests) of the Company; PROVIDED that the amount of any such net cash proceeds that are utilized for any such purchase, redemption or other acquisition or retirement for value shall be excluded from Clause
         (3)(b) in the foregoing paragraph.

                  Upon the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, an amount equal to the greater of the book value and the fair market value of all assets of such Restricted Subsidiary at the end of the Company"s most recently ended fiscal quarter for which annual or quarterly financial statements are publicly available prior to such designation will be deemed to be a Restricted Payment at the time of such designation for purposes of calculating the aggregate amount of Restricted Payments (including the Restricted Payment resulting from such designation) permitted under the second preceding paragraph.

SECTION 10.13 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary: (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock or other ownership interests or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make loans or advances to the Company or any other Restricted Subsidiary; or (iii) to sell, lease or transfer any of its property or assets to the Company or any Restricted Subsidiary.

                  Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:

                           (a) pursuant to any agreement in effect on the date
                  of the Indenture (including the Credit Facility, the Indenture and the Notes);

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



                           (b) pursuant to an agreement relating to any Debt
                  Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Company and outstanding on such date and not Incurred in anticipation of becoming a Restricted Subsidiary;

                           (c) pursuant to mortgages and other purchase money
                  obligations in connection with property acquired or improved in the ordinary course of business or liens in connection therewith permitted to be Incurred under Section 10.14 that impose restrictions of the nature described in Clause (iii) above on the property so acquired or improved;

                           (d) pursuant to an agreement effecting a renewal,
                  refunding, refinancing or extension of Debt Incurred pursuant to an agreement referred to in Clause (a), (b) or (c) above, PROVIDED, HOWEVER, that the provisions contained in such renewal, refunding, refinancing or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof (as determined in good faith by the Board of Directors);

                           (e) pursuant to customary non-assignment provisions
                  entered into in the ordinary course of business consistent with past practices in leases, licenses or contracts to the extent such provisions restrict the transfer, subletting or other disposition of any such lease, license or contract;

                           (f) pursuant to an agreement which has been entered
                  into for the sale or other disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, PROVIDED that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that they closing or abandonment of such transaction occurs within one year of the date such agreement was entered into; or

                           (g) arising under any applicable law, rule,
                  regulation or order.


SECTION 10.14     LIMITATION ON LIENS.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt of the Company that is expressly by its terms subordinate or junior in right of payment to any other Debt of the Company (other than related to any secured deposit of funds for the repayment of the 10 3% Notes; provided that the excess of such secured deposit over the principal amount of the 10 3% Notes to be repaid (an "Excess Deposit") shall be subject to the provisions of Section 10.12) without making, or causing such Restricted Subsidiary to make, effective provision for securing the Notes (a) equally and ratably with such Debt as to such property or assets for so long as such Debt will be so secured or (b) in the event such Debt is subordinate in right of payment to the Notes, prior to such Debt as to such property or assets for so long as such Debt will be secured.

SECTION 10.15     LIMITATION ON OWNERSHIP OF CAPITAL STOCK OF SUBSIDIARIES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, lease or otherwise dispose of any shares of Capital Stock (other than directors' qualifying shares and shares pledged as security for any Senior Debt) of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any Person other than the Company or a Wholly Owned Restricted Subsidiary except in a transaction consisting of a sale (including a public offering) of all or part of the Capital Stock of such Restricted Subsidiary owned by the Company and any Restricted Subsidiary and that complies with the provisions of Section 10.17 to the extent such provisions apply; PROVIDED THAT after any sale of less than all of the Capital Stock of any Restricted Subsidiary, the Company directly or indirectly maintains voting power to elect a majority of the board of directors of such Restricted Subsidiary.

SECTION 10.16     LIMITATION ON TRANSACTIONS WITH AFFILIATES AND RELATED
                  PERSONS.

                  The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, after the date of this Indenture, enter into any transaction (or series of related transactions) (including the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance) with any Affiliate or Related Person of the Company (other than the Company or any Restricted Subsidiary), including any Investment, either directly or indirectly, that involves total consideration or asset transfers in excess of $1,000,000 (i) unless such transaction is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm"s-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of the Company or such Restricted Subsidiary and (ii) except for the Transactions. For any transaction that involves in excess of $1,000,000 but less than or equal to $5,000,000, the Chief Executive Officer of the Company shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a certificate filed with the Trustee. For any transaction that involves in excess of $5,000,000, a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution filed with the Trustee. For any transaction that involves in excess of $10,000,000, the Company shall also obtain an opinion from a nationally recognized expert with experience in appraising the terms and conditions of the type of transaction (or series of related transactions) for which the opinion is required stating that such transaction (or series of related transactions) is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm"s-length transaction with an entity that is not an Affiliate or Related Person of the Company, which opinion shall be filed with the Trustee; provided, HOWEVER, that the foregoing restrictions will not apply to: (a) reasonable employment, compensation, bonus or benefit arrangements entered into in the ordinary course of business (including the granting of stock acquisition rights and other incentives other than Redeemable

Interests); the payment of reasonable fees, expense reimbursements and customary indemnification, advances and other similar arrangements with respect to officers and directors; and reasonable loans and advances to employees in the ordinary course of business; (b) required payments with respect to any Debt permitted by Section 10.08; (c) transactions permitted by Section 10.12; (d) any payments or other transactions pursuant to any tax sharing agreement with any Person with which the Company or such Restricted Subsidiary is required or permitted to file a consolidated tax return or with which the Company or such Restricted Subsidiary is or could be part of a consolidated group for tax purposes; and (e) any transaction with the Principals, their Related Parties or any of their Affiliates to the extent that such transaction is or was approved by a majority of the disinterested members of the Board of Directors in good faith.

SECTION 10.17     LIMITATION ON CERTAIN ASSET DISPOSITIONS.

                  (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, any Asset Disposition in one transaction (or series of related transactions) unless:

                         (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such disposition at least equal to the fair market value of the shares or other assets disposed of (as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution) for any transaction (or series of related transactions) involving in excess of $2 million;

                        (ii) at least 80% of the consideration received by the Company (or such Restricted Subsidiary) for such disposition consists of (u) cash, readily marketable cash equivalents, readily marketable fixed-income securities or equity securities traded on a national securities exchange or NASDAQ (valued, in the case of securities, at the market value thereof when received by the Company or such Restricted Subsidiary), (v) the assumption of Debt or other liabilities reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles (excluding Debt or any other liabilities subordinate in right of payment to the Notes) and release of the Company and its Restricted Subsidiaries from all liability in respect of the Debt or other liabilities assumed, (w) assets used by, or stock or other ownership interests in, a Person that upon the consummation of such Asset Disposition becomes a Restricted Subsidiary and will be principally engaged in the business of the Company or any of its Wholly Owned Restricted Subsidiaries substantially as such business was conducted immediately prior to such Asset Disposition (as determined by the Board of Directors in good faith) or (x) any combination thereof; and

                       (iii) 100% of the Net Available Proceeds from such Asset Disposition (including from the sale of any marketable cash equivalents, fixed-income or equity securities received therein), less any Reinvested Amounts, are applied by the Company (or a Restricted Subsidiary) within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Proceeds, (A) FIRST, to repayment of Senior Debt of the Company or Debt of its Restricted Subsidiaries then outstanding under any agreements or instruments which would require such application or which would

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         prohibit payments pursuant to Clause (B) following; (B) SECOND, to the extent Net Available Proceeds are not required to be applied to Senior Debt of the Company or Debt of Restricted Subsidiaries as specified in Clause (A), to purchases of Outstanding Notes pursuant to an Offer to Purchase at a purchase price equal to 100% of their principal amount, plus accrued interest to the date of purchase (subject to the rights of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Purchase Date), and, to the extent required by the terms thereof, to purchases (on a pro rata basis with the Notes) of any other Debt of the Company or its Restricted Subsidiaries that is PARI PASSU with the Notes at a price no greater than 100% of the principal amount thereof, plus accrued interest to the date of purchase, in each case to the extent such purchases are not prohibited by the terms of any Senior Debt of the Company or of any Debt of Restricted Subsidiaries then outstanding; (C) THIRD, to the extent of any remaining Net Available Proceeds following purchases pursuant to the foregoing Clause (b), to the repayment of other Debt of the Company or Debt of a Restricted Subsidiary, to the extent permitted under the terms thereof, and (D) FOURTH, to the extent of any remaining Net Available Proceeds, to any other use as determined by the Company which is not otherwise prohibited by the Indenture.

                  Notwithstanding the foregoing, the Company shall not be required to comply with the requirements of Clause (ii) or Clause (iii) of the preceding paragraph for any Asset Disposition that is an Excepted Disposition, and the Company shall not be required to comply with the requirements of Clause
(iii) of the preceding paragraph except at any time and from time to time that the aggregate amount of Net Available Proceeds, less Reinvested Amounts, required to be applied pursuant to Clause (iii) (and not theretofore so applied) exceeds $10 million; PROVIDED, HOWEVER, with respect to such Clause (iii), that if any Restricted Subsidiary in which a Reinvested Amount is invested becomes an Unrestricted Subsidiary thereafter, such change in status, except as otherwise provided in clause (b) of the proviso to the penultimate paragraph of Section 10.20, will be deemed an Asset Disposition with Net Available Proceeds of cash in an amount equal to such Reinvested Amount (less any portion of such Reinvested Amount theretofore distributed to the Company or any Restricted Subsidiary), and such amount of cash will be applied pursuant to Clause (iii) above (subject to this proviso).

                  (b) The Company shall mail by first class mail the Offer Document for an Offer to Purchase required pursuant to Section 10.17(a) within 30 days after the date which is one year after the later of the date of consummation of the Asset Disposition referred to in Section 10.17(a) or the receipt of the Net Available Proceeds from such Asset Disposition. The aggregate principal amount of the Notes to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds required to be made available therefor pursuant to Clause (iii)(B) of Section 10.17(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Notes owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount.

                  The Company shall not be entitled to any credit against its obligations under this Section 10.17 for the principal amount of any Notes acquired or redeemed by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 10.17.

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



                  In the event the Company is required to make an Offer to Purchase pursuant to this Section 10.17, and the amount available for such Offer to Purchase is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company, any remaining funds, which in no event will exceed $1,000.

                  (c) Not later than the date of the Offer Document with respect to an Offer to Purchase pursuant to this Section 10.17, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount,
(ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer to Purchase is being made, including, with respect to Reinvested Amounts, the assets acquired and a statement that such assets will be used in the same or substantially similar or related business of the Company and any of its Wholly Owned Restricted Subsidiaries as conducted prior to such Asset Disposition, and (iii) the compliance of such allocation with the provisions of Section 10.17(a).

                  The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Notes or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 10.03) money sufficient to pay the purchase price of all Notes or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Notes so accepted payment in an amount equal to the Purchase Price for each $1,000 principal amount of Notes so accepted, and the Company shall promptly execute a new Note or Notes equal in principal amount to any unpurchased portion of the Note surrendered, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Note or Notes. Any Note not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

                  (d) Notwithstanding the foregoing, this Section 10.17 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries subject to Section 8.01.

SECTION 10.18     CHANGE OF CONTROL.

                  (a) Upon the occurrence of a Change of Control, each Holder of a Note shall have the right to have such Note repurchased by the Company on the terms and conditions set forth in this Section 10.18 and this Indenture. The Company shall, within 30 days following consummation of a transaction that results in a Change of Control, mail an Offer Document with respect to an Offer to Purchase all Outstanding Notes at a Purchase Price equal to 101% of their aggregate principal amount as of the Purchase Date plus any accrued interest to the Purchase Date (PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes,

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

registered as such at the close of business on the relevant Regular Record Dates according to their terms and as set forth in Section 3.08). Each Holder shall be entitled to tender all or any portion of the Notes owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount.

                  (b) The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Notes or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) money sufficient to pay the Purchase Price of all Notes or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Notes so accepted together with an Officers" Certificate stating the Notes or portions thereof accepted for payment by the Company. The Paying Agent (or the Company if so acting) shall promptly mail or deliver to Holders of Notes so accepted payment in an amount equal to the Purchase Price for each $1,000 of Notes so accepted, and the Company shall promptly execute a new Note or Notes equal in principal amount to any unpurchased portion of the Note surrendered as requested by the Holder, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Note or Notes. Any Note not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

                  (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, the following occurs: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act), other than the Principals and their Related Parties; (ii) the adoption of a plan for the liquidation or dissolution of the Company; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is than any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, of 50% or more of the voting power of the outstanding voting stock of the Company; or (iv) the first day on which a majority of the members of the Board of Directors are not Continuing Directors.

SECTION 10.19     PROVISION OF FINANCIAL INFORMATION.

                  (a) So long as any of the Notes are Outstanding, and in addition to and without limitation of the Company's obligations pursuant to
Section 7.04, whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provisions, the Company (unless not permitted by the Commission to do so) shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were so required such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Note Register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were required to comply with such Sections or successor provisions and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective holder of securities. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Truste's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  (b) If the Company at any time is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (or any successor provisions) while any Notes constitute Restricted Notes, it will furnish to any holder of such a Note (or a beneficial interest therein), or to any prospective purchaser designated by such holder, upon the request of such holder, such financial and other information as may be required to satisfy the requirements of Paragraph (d)(4) of Rule 144A to permit such resales and that information that would be required if the Company were subject to the informational requirements of Section 13 or 15(d) of the Exchange Act.

SECTION 10.20     UNRESTRICTED SUBSIDIARIES.

                  The Company at any time may designate any Person that is a Subsidiary (other than a Guarantor), or after the date of this Indenture becomes a Subsidiary, of the Company as an "Unrestricted Subsidiary", whereupon (and until such Person ceases to be an Unrestricted Subsidiary) such Person and each other Person that is then or thereafter becomes a Subsidiary of such Person shall be deemed to be an Unrestricted Subsidiary for all purposes of this Indenture. In addition, the Company may at any time terminate the status of any Subsidiary as an Unrestricted Subsidiary, whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary shall be a Restricted Subsidiary for all purposes of this Indenture. Each such designation or termination shall be evidenced by a Board Resolution and shall be effective upon the later of (i) the date specified therein and (ii) the delivery by the Company to the Trustee of such Board Resolution and an Officer"s Certificate stating that the requirements of this Section 10.20 will have been satisfied upon effectiveness of such designation or termination.

                  Notwithstanding the foregoing, no change in the status of a Subsidiary of the Company from a Restricted Subsidiary to an Unrestricted Subsidiary or from an Unrestricted

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

Subsidiary to a Restricted Subsidiary shall be effective, and no Person may otherwise become a Restricted Subsidiary, if:

                  (a) the Consolidated EBITDA Coverage Ratio of the Company and its Restricted Subsidiaries for the four full fiscal quarters of the Company next preceding the effective date of such purported change or other event, calculated on a pro forma basis as if such change or other event had been effective at the beginning of such period, would not exceed (a) on or prior to November 9, 1999, 1.9 to 1.0 and (b) thereafter, 2.0 to 1.0;

                  (b) in the case of any change in status of such a Subsidiary from a Restricted Subsidiary to an Unrestricted Subsidiary, the Restricted Payment resulting from such change would violate Clause (3) of the first paragraph of Section 10.12, or

                  (c) such change or other event would otherwise result (after the giving of notice or the lapse of time, or both) in an Event of Default.

                  In addition and notwithstanding the foregoing, no Restricted Subsidiary may become an Unrestricted Subsidiary, and the status of any Unrestricted Subsidiary as an Unrestricted Subsidiary shall be deemed to have been immediately terminated (whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary will be a Restricted Subsidiary) at any time when:

                         (i) such Subsidiary (A) has outstanding Debt that is Unpermitted Debt or (B) owns or holds any Capital Stock of or other ownership interests in, or a Lien on any property or other assets of, the Company or any of its Restricted Subsidiaries; or

                        (ii) the Company or any other Restricted Subsidiary (A) provides credit support for, or a Guarantee of, any Debt of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or (B) is directly or indirectly liable for any Debt of such Subsidiary.

Any termination of the status of an Unrestricted Subsidiary as an Unrestricted Subsidiary pursuant to the preceding sentence shall be deemed to result in a breach of this Section 10.20 in any circumstance in which the Company would not have been permitted to change the status of such Unrestricted Subsidiary to the status of a Restricted Subsidiary pursuant to the provisions of the preceding paragraph, PROVIDED, HOWEVER, that (a) so long as the aggregate principal amount outstanding of Unpermitted Debt does not exceed $5 million, no such breach will be deemed to have occurred with respect to any Unpermitted Debt until 15 days after the Company has become aware of such Unpermitted Debt and such Unpermitted Debt remains outstanding or Unpermitted Debt, and (b) notwithstanding Sections
10.12 and 10.17 of this Indenture, any change of status of an Unrestricted Subsidiary to a Restricted Subsidiary as aforesaid followed within one year by a change of status of such Restricted Subsidiary to an Unrestricted Subsidiary will not be deemed an Asset Disposition or cause any Reinvested Amount invested therein to be deemed Net Available Proceeds or the book value or fair market value of the assets thereof to be deemed a Restricted Payment. "Unpermitted Debt" means any Debt of a Subsidiary of the Company if (x) a default thereunder (or under any instrument or agreement pursuant to or by which such Debt is issued, secured or evidenced), or any right that the holders thereof may have to take enforcement action against such Subsidiary or its property or other assets, would permit (whether or not after the giving of notice or the lapse of time or both) the holders of any Debt of the Company or any other Restricted Subsidiary to declare the same due and payable prior to the date on which it otherwise would have become due and payable or otherwise to take any enforcement action against the Company or such other Restricted Subsidiary or (y) such Debt is secured by a Lien on any property or other assets of the Company and any of its other Restricted Subsidiaries.

                  Each Person that is or becomes a Subsidiary of the Company shall be deemed to be a Restricted Subsidiary for all purposes of this Indenture at all times when it is a Subsidiary of the Company that is not an Unrestricted Subsidiary. Each Person that is or becomes a Wholly Owned Subsidiary of the Company shall be deemed to be a Wholly Owned Restricted Subsidiary at all times when it is a Wholly Owned Subsidiary of the Company that is not an Unrestricted Subsidiary.

SECTION 10.21     NOTE GUARANTEES.

                  (a) The Company shall use its reasonable best efforts to obtain within 90 days after the date of this Indenture any necessary consent from parties to the Credit Facility, holders of the 103% Notes and from any party to any other agreement or instrument to which the Company or any Subsidiary is a party to permit each Wholly-Owned Restricted Subsidiary of the Company on the date of this Indenture that is a Domestic Subsidiary (other than any Subsidiary which would be entitled to be released from its obligations under the Note Guarantee pursuant to Section 14.06 of this Indenture) to become a Guarantor and execute a supplemental indenture to this Indenture to provide the Note Guarantee. If such consents are obtained or at any time that such Subsidiaries are not prohibited by any agreement or instrument to which the Company or any Subsidiary is a party from providing the Note Guarantee (whether or not within such 90-day period), the Company promptly shall cause each such Subsidiary to execute a supplemental indenture in accordance with Article 9 and
Article 14 of this Indenture providing the Note Guarantee and deliver an Opinion of Counsel to the Trustee pursuant to paragraph (c) below

                  (b) If the Note Guarantee is issued as provided in paragraph
(a) above, the Company shall cause any Person that becomes a Wholly-Owned Restricted Subsidiary of the Company after the date of this Indenture that is a Domestic Subsidiary and that Guarantees any Debt under the Credit Facility, to become a Guarantor by executing a supplemental indenture in accordance with
Article 9 and Article 14 of this Indenture providing for the Note Guarantee and deliver an Opinion of Counsel to the Trustee pursuant to paragraph (c) below

                  (c) The Opinion of Counsel described above shall be to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms (subject to customary exceptions).

SECTION 10.22     STATEMENT BY OFFICERS AS TO DEFAULT; COMPLIANCE CERTIFICATES.

                  (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date of this Indenture, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers" Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 10.23     WAIVER OF CERTAIN COVENANTS.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.01 and Sections 10.04 through 10.22, inclusive, if before the time for such compliance the Holders of at least two-thirds in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; PROVIDED, HOWEVER, with respect to an Offer to Purchase as to which an Offer Document has been mailed, no such waiver may be made or shall be effective against any Holder tendering Notes pursuant to such Offer to Purchase, and the Company may not omit to comply with the terms of such Offer Document as to such Holder, unless such Holder shall have waived such requirement.


                                 ARTICLE ELEVEN

                              Redemption of Notes

SECTION 11.01     REDEMPTION AT THE ELECTION OF THE COMPANY.

                  The Notes may be redeemed at the election of the Company, at the times and the Redemption Prices and subject to the conditions and other requirements specified in the form of Note hereinbefore set forth.

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



SECTION 11.02     APPLICABILITY OF ARTICLE.

                  Redemption of Notes at the election of the Company, as permitted or required by any provision of the Notes and this Indenture, or as required pursuant to Section 11.09, shall be made in accordance with such provision and the applicable provisions of this Article.

SECTION 11.03     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Notes pursuant to
Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company or as required pursuant to Section 11.09, of less than all the Notes, the Company shall, at least 60 days (or ten days in the case of a redemption pursuant to Section 11.09) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.

SECTION 11.04     SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days (or five days in the case of a redemption pursuant to Section 11.09) prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Notes of a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of such Notes which has been or is to be redeemed.

SECTION 11.05      NOTICE OF REDEMPTION.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days (or not less than 5 nor more than 10 days in the case of a redemption pursuant to Section 11.09) prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

                  All notices of redemption provide the CUSIP numbers of the Notes to be redeemed and shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,


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



                  (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption of any Notes, the principal amounts) of the particular Notes to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price, and

                  (6) that in the case that a Note is only redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes in an aggregate amount equal to the unredeemed portion of the Note.

                  Notice of redemption of Notes to be redeemed pursuant to this Article Eleven shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.06     DEPOSIT OF REDEMPTION PRICE.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Notes which are to be redeemed on that date.

SECTION 11.07     NOTES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company or Paying Agent at the Redemption Price, together with any accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.08.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal of (and premium, if any) and interest on such Note shall be deemed overdue and shall, until paid, bear interest from the Redemption Date at the rate provided by the Note.


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



SECTION 11.08     NOTES REDEEMED IN PART.

                  Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Note so surrendered.

SECTION 11.09     SPECIAL REDEMPTION.

                  (a) In the event that the sum of the aggregate purchase price (including premium) (the "Aggregate Purchase Price") for 103% Notes that the Company purchases from holders thereof in transactions on or after the date of this Indenture and on or prior to November 30, 1998 (including purchases in connection with the 103% Offer to Purchase) (the "Aggregate Purchase Price") is less than the net proceeds from the offering of the Units, then the Company shall effect a redemption (the "Special Redemption"), on a date not more than ten days after November 30, 1998 (the "Special Redemption Date"), in accordance with the provisions of the Indenture, of Notes in an aggregate principal amount equal to the amount by which (x) the net proceeds from the offering of the Units on November 9, 1998 exceed (y) the Aggregate Purchase Price, at a cash redemption price of 100% of the principal amount of the Notes being redeemed plus accrued interest on the Notes to the date of redemption.

                  (b) Each Holder of a Note by its acceptance of the Note agrees that in connection with any Special Redemption it shall deliver to the Company for cancellation one Warrant for each $1,000 principal amount of Notes being redeemed from such Holder.

                  (c) The Company agrees to deposit the net proceeds from the offering of the Units into a separate account (the "Special Redemption Account"). The Company agrees that it shall use funds in the Special Redemption Account only to pay the Aggregate Purchase Price and as provided below. Any funds remaining in the Special Redemption Account shall be used to fund the Special Redemption (to the extent so required), and any excess funds shall be released to the Company. Funds held in the Special Redemption Account, pending release for the uses set forth above, shall be invested at the direction of the Company in investments of the types referred to in clauses (ii) through (viii) of the definition of Permitted Investments.

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

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 12.01     COMPANY'S OPTION TO EFFECT DEFEASANCE OR
                  COVENANT DEFEASANCE.

                  The Company may at its option by Board Resolution, at any time after the Exchange Offer has been consummated (or, if applicable, the Shelf Registration Statement has been declared or otherwise become effective) in accordance with the Registration Rights Agreement, elect to have either Section
12.02 or Section 12.03 applied to the Outstanding Notes upon compliance with the conditions set forth below in this Article Twelve.

SECTION 12.02     DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise of the option provided in Section
12.01 applicable to this Section, the Company and the Guarantors shall be deemed to have been discharged from its obligations with respect to the Outstanding Notes and Note Guarantees, on and after the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Notes to receive, solely from the trust fund described in
Section 12.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 3.04, 3.05, 3.06, 3.07, 10.02, 10.03 and 10.19, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03.

SECTION 12.03     COVENANT DEFEASANCE.

                  Upon the Company's exercise of the option provided in Section
12.01 applicable to this Section, (i) the Company and each Guarantor shall be released from its obligations under Sections 10.05 through 1018, inclusive, and Sections 10.20 and 10.21 and Clauses (3) and (4) of Section 8.01, and (ii) the occurrence of an event specified in Section 5.01(3) (with respect to Section 8.01, only Clauses (1), (3) and (4) thereof), 5.01(4) (with respect to any of Sections 10.05 through 10.18, inclusive, and Sections 10.20 and 10.21), 5.01(5) and 5.01(6) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of

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


any reference in any such Section, Clause or Article to any other provision herein or in any other document; but the remainder of this Indenture and such Notes shall be unaffected thereby.

SECTION 12.04     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

                  The following shall be the conditions to application of either
Section 12.02 or Section 12.03 to the then Outstanding Notes:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as Note for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each installment of interest, if any, on the Outstanding Notes on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Notes.

                  (2) In the case of an election under Section 12.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 12.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Notes, if then listed on any Notes exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.

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



                  (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(7) and (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (6) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes are in default within the meaning of such Act).

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.02 or the covenant defeasance under Section 12.03 (as the case may be) have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 12.05     DEPOSITED MONEY AND U.S. GOVERNMENT
                  OBLIGATIONS TO BE HELD IN TRUST: OTHER
                  MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 12.05, the "Trustee") pursuant to
Section 12.04 in respect of the Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request and be relieved of all liability with respect to any money or U.S. Government Obligations held by it as provided in

Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written opinion with respect thereto delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 12.06     REINSTATEMENT.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.02 or 12.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 12.02 or 12.03; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (and premium, if any) or interest on any Note following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holder of the Notes and the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or the Paying Agent.

                                ARTICLE THIRTEEN

                             Subordination of Notes

SECTION 13.01     NOTES SUBORDINATE TO SENIOR DEBT.

                  The Company covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), the payment of the principal of (and premium, if any) and interest on the Notes and all other Obligations in respect of the Notes or on account of any Claim (collectively, the "Subordinated Obligations") are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company.

SECTION 13.02     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as an "Insolvency Proceeding") the holders of all Senior Debt of the Company shall first be entitled to receive payment in full of the principal of (and premium, if any), interest on and all other Obligations in respect of such Senior Debt, including all amounts due or to become due on all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Notes are entitled to receive any payment or distribution of any kind or character from the Company, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Notes) on account of the Subordinated Obligations or on account of any purchase, redemption or other acquisition of Notes by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Notes in any such Insolvency Proceeding.

                  If notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Note shall have received during the pendency of any Insolvency Proceeding any Securities Payment before all Senior Debt of the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, then in such event such Securities Payment shall be paid over or delivered forthwith to the holders of Senior Debt for application to the payment of such Senior Debt remaining unpaid, to the extent necessary to pay such Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt. Notwithstanding the foregoing, Holders of the Notes may receive Subordinated Securities.

                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed an Insolvency Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 13.03     NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.

                  In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment (other than pursuant to the Special Redemption and except for Subordinated Securities) shall be made unless and until such Senior Payment Default shall have been cured or waived in writing in accordance with the instruments governing such Designated Senior Debt or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt of the Company shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of such Senior Debt. "Senior Payment Default" means (i) any default in the payment of principal of (or premium, if any) or interest on or any other payment Obligation owing in respect of any Designated Senior Debt of the Company and (ii) any event of default with respect to Designated Senior Debt of the Company which has resulted in such Designated Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable.

                  In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the administrative agent under the Credit Facility or the trustee or other authorized representative of the holders of any Designated Senior Debt (in any case, a "Senior Representative"), no Securities Payment (other than pursuant to the Special Redemption and except for Subordinated Securities) shall be made during the period (the "Blockage Period") commencing on the date of such receipt of such written notice and ending on the earliest of (i) 179 days after such date, (ii) the date, if any, on which the Designated Senior Debt to which such default relates is paid in full or such default is waived in writing in accordance with the instruments governing such Designated Senior Debt or otherwise cured and (iii) the date on which the Company and the Trustee receive written notice from such Senior Representative terminating the Blockage Period. If notwithstanding the foregoing the Trustee or the Holder of any Note receives during the pendency of any Blockage Period any Securities Payment before such Designated Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Designated Senior Debt, then in such event such Securities Payment will be required to be paid over or delivered forthwith to the holders of such Designated Senior Debt for application to the payment thereof, to the extent necessary to pay such Designated Senior Debt in full. Notwithstanding the foregoing, Holders of the Notes may receive payments pursuant to the Special Redemption and Subordinated Securities. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Designated Senior Debt of the Company is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Designated Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

                  During any 360-day period, the aggregate of all Blockage Periods shall not exceed 179 days and there shall be a period of at least 181 consecutive days in each consecutive 360-day period when no Blockage Period is in effect. When no Blockage Period is in effect, the Company may make all required payments (including any such payments not made during any Blockage Period) in respect of the Notes not prohibited by the terms of these subordination provisions. No Senior Payment Default or Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Blockage Period will be, or can be, made the basis for the commencement of a subsequent Blockage Period, unless such default has been cured or waived for a period of not less than 90 consecutive days.

                  The provisions of this Section shall not apply to any Securities Payment with respect to which Section 13.02 would be applicable.

                  If a payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

                  In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Notes at the time when such payment is prohibited by this Article Thirteen, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt as their interest may appear or their Senior Representative, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

SECTION 13.04     CERTAIN PAYMENTS PERMITTED.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent the Company, at any time except during the pendency of any Insolvency Proceeding referred to in Section 13.02 or under the conditions described in Section 13.03, from making Securities Payments.

SECTION 13.05     SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

                  Subject to the payment in full in cash of all amounts due or to become due on or in respect of Senior Debt of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of the Company of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Company, as the case may be, by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt of the Company.

SECTION 13.06     PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 13.07     TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, the timely filing of a claim for the unpaid balance of the Note held by such Holder in the form required in any Insolvency Proceeding and causing such claim to be approved. If a proper claim or proof of debt in the form required in such proceeding is not filed prior to 30 days before the expiration of the time to file such claims or proofs, then, so long as any Senior Debt is committed or outstanding under the Credit Facility, the Senior Representative for the Credit Facility is hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of such Holders of the Notes.

SECTION 13.08     NO WAIVER OF SUBORDINATION PROVISIONS.

                  No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, even if any right of reimbursement or subrogation or other right or remedy of any Holder is affected, impaired or extinguished thereby, do any one or more of the following:

                  (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Debt, any Note or therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Debt or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Debt is outstanding;

                  (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Debt or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

                  (3) settle or compromise any Senior Debt or any other liability of any obligor of the Senior Debt to such holder or any Note therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including without limitation, Senior Debt) in any manner or order; and

                  (4) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or Note interest securing Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any Note for the Senior Debt or any liability of any obligor to such holder of any liability incurred directly or indirectly in respect thereof.

SECTION 13.09     NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist, provided that nothing in this Section 13.09 shall impair the subordination provisions of this Article Thirteen.

                  Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, representative or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, representative or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 13.10     RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION
                  AGENT.

                  Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.01, and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the

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holders of the Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 13.11     TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable (except for its gross negligence or willful misconduct) to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Debt or of any facts that would prohibit any payment hereunder unless the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 1.05. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

SECTION 13.12 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

SECTION 13.13     ARTICLE APPLICABLE TO PAYING AGENTS.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that this Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 13.14     DEFEASANCE OF THIS ARTICLE THIRTEEN.

                  The subordination of the Notes provided by this Article Thirteen is expressly made subject to the provisions for defeasance or covenant defeasance in Articles Four and Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Notes then Outstanding shall thereupon cease to be subordinated pursuant to this Article Thirteen.


                                ARTICLE FOURTEEN

                                 NOTE GUARANTEES
 .

SECTION 14.01     GUARANTEE

                  Subject to this Article 14, each of the Guarantors by execution of a supplemental indenture substantially in the form of Exhibit A hereto hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes and the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

                  The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

                  If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, all amounts otherwise subject to acceleration as provided for in Article 5 hereof shall be due and payable upon demand by the Trustee or the Holders in accordance with the provisions of Article 5 and (y) in the event of any declaration of acceleration of such obligations as provided in
Article 5 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

SECTION 14.02     SUBORDINATION OF NOTE GUARANTEE.

                  The Guarantors agree, and each Holder by accepting a Note agrees, that the Obligations of each Guarantor under its Note Guarantee pursuant to this Article 14 shall be junior and subordinated to the Senior Debt of such Guarantor on the same basis as the Notes are junior and subordinated to Senior Debt of the Company as provided in Article 10 hereof. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to this Indenture.

SECTION 14.03     LIMITATION ON GUARANTOR LIABILITY.

                  Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Note Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under its Note Guarantee and this Article 14 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this
Article 14, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent transfer or conveyance.

SECTION 14.04     EXECUTION AND DELIVERY OF NOTE GUARANTEE.

                  To evidence the Note Guarantee of a Guarantor set forth in
Section 14.01, a supplemental indenture to this Indenture shall be executed on behalf of such Guarantor by one of its officers.

                  If an Officer whose signature is on such supplemental indenture no longer holds that office at the time the Trustee authenticates the Note, the Note Guarantee shall be valid nevertheless.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Note Guarantee set forth in this Indenture provided pursuant to a supplemental indenture to this Indenture on behalf of the Guarantors (whether or not the supplemental indenture of such Guarantor is executed before or after delivery of such Note).

SECTION 14.05     GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN
                  TERMS.

                  Except as provided by Section 14.06, no Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person whether or not affiliated with such Guarantor unless:

                  (a) the Person formed by or surviving any such consolidation or merger (if other than a Guarantor or the Company) unconditionally assumes all the obligations of such Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes, this Indenture and the Note Guarantee on the terms set forth herein or therein;

                  (b) immediately after giving effect to such transaction, no Default or Event of Default exists; and

                  (c) the Company would, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 10.08 hereof.

                  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note Guarantee and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. All the Note Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Note Guarantee theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Note Guarantee had been issued at the date of the execution hereof.

                  Except as set forth in Articles 8 and 10 hereof, and notwithstanding clauses (a) and (b) above, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

SECTION 14.06     RELEASES FOLLOWING SALE OF ASSETS.

                  In the event of a sale or other disposition to any Person other than Company or any Subsidiary of the Company of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all or substantially all of the capital stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all or substantially all of the capital stock of such Guarantor) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Note Guarantee; provided that such sale or other disposition complies with the provisions of paragraph (a) of Section 10.17 (other than clause (iii) thereof) and the other provisions of this Indenture. Upon delivery by the Company to the Trustee of an Officers" Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the applicable provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Note Guarantee.

                  Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest, if any, on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article 14.


                                 ARTICLE FIFTEEN

                 Jurisdiction and Consent to Service of Process.

SECTION 15.01     JURISDICTION AND CONSENT TO SERVICE OF PROCESS.

                  (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Notes or this Indenture, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Article Fourteen shall affect any right that any Holder or the Trustee may otherwise have to bring any action or proceeding relating to the Notes or this Indenture against the Company or its properties in the courts of any jurisdiction.

                  (b) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Notes or this Indenture in any New York State or Federal court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) The Company irrevocably consents to service of process in the manner provided for notices in Section 1.05. Nothing in this Agreement will affect the right of any Holder or the Trustee to serve process in any other manner permitted by law.

                                -----------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                          Insilco Corporation,



                                          By:____________________________
                                             Name:
                                             Title:




                                          By:____________________________
                                             Name
                                             Title:




                                          STAR BANK, N.A.,
                                          As Trustee

                                          By:____________________________
                                             Name:
                                             Title:

STATE OF NEW YORK   )
                    )   ss.:
COUNTY OF NEW YORK  )


                  On the __th day of November, 1998, before me personally came David A. Kauer, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and Treasurer of Insilco Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            --------------------------------

STATE OF NEW YORK        )
                         )    ss.:
COUNTY OF NEW YORK       )


                  On the __th day of November, 1998, before me personally came Kenneth H. Koch, to me known, who, being by me duly sworn, did depose and say that he is the Vice President, General Counsel and Secretary of Insilco Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                              --------------------------------

                              ANNEX A -- Form of Unrestricted Notes Certificate


                         UNRESTRICTED NOTES CERTIFICATE

          (For removal of Securities Act Legends pursuant to Section 306(c))



Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45201-1118

                  Re: 12% Senior Subordinated Notes due 2007 of Insilco Corporation (the "NOTES")


                  Reference is made to the Indenture, dated as of November 9, 1998 (the "Indenture"), from Insilco Corporation (the "Company") to Star Bank, N.A., as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                           CUSIP No(s).  ___________________

                           CERTIFICATE No(s).  _____________

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be exchanged for Notes bearing no Securities Act Legend pursuant to Section 3.06(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.


         Dated:               ___________________________________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate).


                              By:________________________________________
                                 Name:
                                 Title:



                               (If the Undersigned is a corporation,
                               partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT A

         THIS FIRST SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), entered into as of __________, 199__, among Insilco Corporation, a Delaware corporation (the "COMPANY"), [INSERT EACH GUARANTOR EXECUTING THIS SUPPLEMENTAL INDENTURE AND ITS JURISDICTION OF INCORPORATION] (each an "UNDERSIGNED") and Star Bank, N.A., as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company and the Trustee entered into the Indenture, dated as of November 9, 1998 (the "INDENTURE"), relating to the Company's 12% Senior Subordinated Notes due 2007 (the "NOTES");

         WHEREAS, as a condition to the Trustee entering into the Indenture and the Holders purchase of the Notes, the Company agreed pursuant to Section 10.21 of the Indenture to cause its Domestic Subsidiaries which are Wholly Owned Restricted Subsidiaries to provide the Note Guarantee in certain circumstances.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

         Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

         Section 2. Pursuant to Section 9.01 of the Indenture, each Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 14 thereof, and to comply with the provisions of the Registration Rights Agreement (as such term is defined in the Indenture) applicable to such Guarantor.

         Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.

         Section 4. This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

         Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and said Indenture and this Supplemental Indenture shall henceforth be read together.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Supplemental Indenture or have caused this Supplemental Indenture to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.



                                            INSILCO CORPORATION

                                            By:      __________________________
                                                Name:
                                               Title:


                                            [GUARANTOR]

                                            By:      __________________________
                                                Name:
                                               Title:


                                            STAR BANK, N.A.,
                                            as Trustee


                                            By:      __________________________
                                                Name:
                                               Title:

                          FIRST SUPPLEMENTAL INDENTURE

                          dated as of __________, 199__

                                      among

                              INSILCO CORPORATION,

                                   [GUARANTOR]

                                       and

                                STAR BANK, N.A.,

                                   as Trustee

                                 with respect to

                 Insilco Corporation's 12% Senior Subordinated

                                 Notes due 2007